UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. ____)

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|_| Soliciting Material Pursuant to §240.14 a-12

AXSYS TECHNOLOGIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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March 22, 2007

Dear Axsys Technologies Stockholder:

On behalf of the Board of Directors and management, I cordially invite you to attend the Annual Meeting of Stockholders on May 10, 2007 at 10:00 a.m. at the Hartford Marriott Rocky Hill at Corporate Ridge, 100 Capital Boulevard, Rocky Hill, Connecticut 06067.

The accompanying Notice of Annual Meeting and Proxy Statement describe the proposals to be considered at the meeting.

Whether you plan to attend the meeting or not, it is important that your shares are represented. Therefore, you are urged to complete, sign, date and return the enclosed proxy card, or to vote via either the Internet or telephone, promptly in accordance with the instructions set forth on the proxy card. This will ensure your proper representation at the Annual Meeting.

Very truly yours,

Stephen W. Bershad
Chairman of the Board
Chief Executive Officer

AXSYS TECHNOLOGIES, INC.    175 CAPITAL BOULEVARD    SUITE 103    ROCKY HILL, CT 06067

860.257.0200    FAX 860.594.5750    web: www.axsys.com

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held
Thursday, May 10, 2007
10:00 A.M.

The Annual Meeting of Stockholders of Axsys Technologies, Inc. will be held on May 10, 2007 at 10:00 a.m. at the Hartford Marriott Rocky Hill at Corporate Ridge, 100 Capital Boulevard, Rocky Hill, Connecticut 06067, for the following purposes:

1.	To elect five directors to the Board of Directors;

2.	To approve an amendment to Axsys’ Amended and Restated Long-Term Stock Incentive Plan; and

3.	To transact such other business as may properly come before the meeting or any adjournment thereof.

Only stockholders of record of Axsys common stock, par value $.01 per share, at the close of business on March 14, 2007 are entitled to notice of and to vote at the meeting and any adjournments thereof. A list of such stockholders will be open for examination by any stockholder for any purpose germane to the meeting, during ordinary business hours, for ten days prior to the meeting at the offices of Axsys Technologies, Inc. in Rocky Hill, Connecticut.

Whether or not you expect to attend the meeting, it is important that your shares be represented, regardless of the number of shares you hold. Accordingly, you are encouraged to sign, date and return the enclosed proxy card in the reply envelope provided, or to vote via either the Internet or telephone, in accordance with the instructions set forth on the proxy card, as soon as possible.

By Order of the Board of Directors,

Cynthia J. McNickle
Secretary

-IMPORTANT-
STOCKHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE WHICH HAS BEEN PROVIDED FOR YOUR CONVENIENCE AND WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THE PROMPT RETURN OF PROXY CARDS WILL ENSURE A QUORUM. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON ALL MATTERS BROUGHT BEFORE THE ANNUAL MEETING.
THANK YOU FOR ACTING PROMPTLY.

PROXY STATEMENT

INFORMATION ABOUT THE ANNUAL MEETING

Why Am I Receiving These Proxy Materials?

The Board of Directors of Axsys Technologies, Inc. is soliciting proxies to be voted at the 2007 Annual Meeting of Stockholders. This proxy statement includes information about the issues to be voted on at the meeting.

We will begin mailing these proxy materials on March 29, 2007, to all stockholders of record at the close of business on March 14, 2007, the record date for the 2007 Annual Meeting. As of the record date, there were 10,733,679 shares of Axsys common stock outstanding. Each share is entitled to one vote on each matter properly brought before the Annual Meeting.

As required by Delaware law, a list of stockholders entitled to vote at the Annual Meeting will be available during the 2007 Annual Meeting, and for ten days prior to the meeting, during ordinary business hours at Axsys’ corporate headquarters located at 175 Capital Boulevard, Suite 103, Rocky Hill, Connecticut 06067.

How Many Votes Do I Have?

You may vote all shares of Axsys common stock that you owned at the close of business on March 14, 2007, the record date. Each share you owned on the record date is entitled to one vote for each matter presented at the meeting. These shares include:

•	Shares held directly in your name as the “stockholder of record” (subject to any instruction you may receive from the beneficial owner if you hold shares as a nominee);

•	Shares held for you as the beneficial owner through a broker, bank or other nominee in “street name”; and

•	Shares credited to your account in the Axsys Technologies, Inc. 401(k) Retirement Plan.

If I Am A Stockholder Of Record, How Can I Vote My Shares?

You can vote by proxy or in person.

How Do I Vote By Proxy?

If you are a stockholder of record, you may vote your proxy in any of the following ways:

•	Mail;

•	Internet; or

•	Telephone.

If you prefer voting by mail, simply mark your proxy card, date and sign it, and return it to Mellon Investor Services in the postage-paid envelope provided. If you vote by mail, the persons named on the card (your “proxies”) will vote your shares in the manner you indicate. You may specify whether your shares should be voted for all or some of the nominees for director or whether you withhold authority to vote for all directors. If you vote by mail, sign your proxy card, and you do not indicate specific instructions, your shares will be voted “FOR” the election of all five nominees for director.

Instead of submitting proxies by mail on the enclosed proxy card, stockholders have the option to submit their voting instructions electronically through the Internet or by telephone. Please note that there may be separate arrangements for using the Internet or telephone depending on whether your shares are registered in the Company’s stock records in your name or in the name of a brokerage firm or bank. Stockholders should check the proxy card or voting instructions forwarded by their broker, bank or other nominee to see which options are available.

The Internet and telephone procedures described below for submitting your proxy are designed to authenticate stockholders’ identities, to allow stockholders to have their shares voted and to confirm that their instructions have been properly recorded. Stockholders submitting voting instructions via the Internet should understand that there may be costs associated with electronic access, such as usage charges from the Internet access providers and telephone companies, that would be borne by the stockholder.

Stockholders of record who wish to vote via the Internet or telephone may submit their voting instructions:

•	Through the Internet by visiting a website established for that purpose at http://www.proxyvoting.com/axys; or

•	By telephone by calling the toll-free number 1-800-540-5760 and following the recorded instructions.

The information contained on the above-referenced website and on the Company’s website is not incorporated by reference into this proxy statement, and you should not consider information contained on the above-referenced website or the Company’s website as part of this proxy statement.

If any other matter is presented at the Annual Meeting, your proxies will vote in accordance with their best judgment. At the time this proxy statement went to press, we knew of no matters that needed to be acted on at the Annual Meeting other than those discussed in this proxy statement.

May I Revoke My Proxy?

If you give a proxy, you may revoke it in any one of the following ways:

•	Submit a valid later-dated proxy card;

•	Notify Axsys’ secretary in writing before the Annual Meeting that you have revoked your proxy; or

•	Vote in person at the Annual Meeting.

How Do I Vote In Person?

If you are a stockholder of record, you may cast your vote in person at the Annual Meeting. If you plan to vote in person, please see “How Can I Gain Admittance To The Annual Meeting” below.

If I Hold Shares In Street Name, How Can I Vote My Shares?

You can submit voting instructions to your broker, bank or nominee. In most instances, you will be able to do this over the telephone or by mail. Please refer to the voting instruction form included in these materials by your broker, bank or nominee.

How Do I Vote My Axsys Common Stock Held In The Axsys 401(k) Retirement Plan?

If you are a participant in the plan and hold shares of Axsys common stock within the plan, you will receive a proxy card that covers shares credited to your plan account. This proxy card serves as a voting instruction for the trustee of the plan in which you are a participant. Participants who wish to vote via the Internet may submit their voting instructions at http://www.proxyvoting.com/axys-esop. If you do not return this proxy card to the plan trustee, or do not vote via the Internet, the trustee will not vote the Axsys shares credited to your account.

The trustee will vote unallocated shares of Axsys common stock held in the plan in direct proportion to the voting of allocated shares in the plan for which voting instructions have been received unless otherwise required by applicable law.

What Constitutes A Quorum?

A majority of the outstanding shares, present or represented by proxy, constitutes a quorum for the conduct of business at the Annual Meeting.

What Vote Is Required To Approve The Election Of Directors

Election of Five Directors	The affirmative vote of a majority of the votes cast by stockholders entitled to vote, present in person or by proxy, at the Annual Meeting is required to elect each Director.

Approve an amendment to the Company’s Amended and Restated Long-Term Stock Incentive Plan
The affirmative vote of a majority of the votes cast by stockholders entitled to vote, present in person or by proxy, at the Annual Meeting is required to approve an amendment to the Company’s Amended and Restated Long-Term Stock Incentive Plan

Abstentions are counted for the purposes of determining whether a quorum is achieved and for determining the number of shares that are present in person or by proxy at the Annual Meeting. Consequently, an abstention has the same effect as a vote against a proposal, as each abstention is one less vote in favor of the proposal. Abstentions have no impact on the election of directors. Absent timely client voting instructions, brokers currently are authorized to exercise discretionary voting authority on certain routine proposals such as the election of directors. Brokers may not, however, vote on the proposal to amend our Amended and Restated Long-Term Stock Incentive Plan, which we refer to as our Stock Incentive Plan, absent timely client voting instructions. Shares that are not voted on proxies returned by brokers, which we refer to as a broker non-vote, will be counted in respect of the Annual Meeting for the purpose of determining whether a quorum has been achieved. Broker non-votes will not be counted in respect of the Annual Meeting for purposes of determining the number of shares present in person or represented by proxy and will thus have no impact on the election of directors or the proposal to amend our Stock Incentive Plan.

Who Bears The Costs Of Soliciting These Proxies?

Axsys is paying the cost of preparing, printing and mailing these proxy materials. Proxies are being solicited principally by mail, but proxies may also be solicited personally, by telephone or similar means, by directors, officers and regular employees of Axsys without additional compensation. We will reimburse brokerage firms and others for their expenses in forwarding proxy solicitation materials to the beneficial owners of common stock.

How Can I Gain Admittance To The Annual Meeting?

If you are a stockholder of record or a participant in the Plan, you need to bring a form of personal photo identification with you in order to be admitted to the Annual Meeting. If you want to attend the Annual Meeting and you do not hold shares in your name but hold them through a bank, broker or other nominee, you will need to present a letter from the holder of record that confirms your ownership of those shares and a form of personal photo identification in order to be admitted to the Annual Meeting. We reserve the right to refuse admittance to anyone without proper proof of share ownership and proper photo identification.

Stockholder Communications With The Board

Stockholders may submit comments or complaints regarding accounting, internal controls or auditing matters to the Audit Committee through our Investor Relations, Corporate Governance page of our website, www.axsys.com. Upon receipt of a complaint or concern, our Director of Internal Audit will determine whether the complaint actually pertains to accounting matters and will notify the Audit Committee and forward the communication, when appropriate.

Comments regarding other matters may be communicated to the Board or a particular Board member using the same process. Upon receipt of a communication not related to accounting, internal controls or auditing matters, the Director of Internal Audit will determine whether the communication deals with the functions or responsibilities of the Board or a committee thereof and, when appropriate, will notify the Board or a particular Board member or committee and forward the communication.

Board Attendance At Annual Meetings

Although the Company does not maintain a policy requiring directors to attend annual meetings of stockholders, they are invited and encouraged to do so. To facilitate their attendance, a meeting of the Board is typically scheduled on the same day and near the location of each regularly scheduled meeting of stockholders. All of our five current directors attended the Company’s 2006 Annual Meeting of Stockholders.

NOMINATION AND ELECTION OF DIRECTORS
(Proposal No. 1)

Axsys’ By-Laws provide for a Board of Directors of not less than two or more than twelve directors, as determined from time to time by resolution of the Board. The current members of the Board, whose terms expire at the Annual Meeting, are Stephen W. Bershad, Anthony J. Fiorelli, Jr., Eliot M. Fried, Richard F. Hamm, Jr. and Robert G. Stevens, all of whom are nominees.

As previously noted, proxies will be voted, unless authority is withheld, FOR the election as directors of the five nominees to serve until the next annual meeting of stockholders and until their respective successors shall have been duly elected and qualified. If any nominee should become unavailable for election, proxies will be voted, unless authority is withheld, for an alternate or alternates, if any, designated by the Board. The Board has no reason to believe that any nominee will become unavailable for election.

The following table lists the name of each nominee for director, his age at March 14, 2007 and the period during which he has served as a director.

Name	Age	Director Since
Stephen W. Bershad	65	1986
Anthony J. Fiorelli, Jr	76	1986
Eliot M. Fried	74	1994
Richard F. Hamm, Jr	47	2000
Robert G. Stevens	53	2003

Mr. Bershad has been Chairman of the Board and Chief Executive Officer of Axsys since 1986 and was President of Axsys from 1986 to August 1999 and from March 2002 to the present. Prior thereto, he was a Managing Director of Lehman Brothers, Inc. and its predecessor firms, where he held a series of senior management positions in merchant banking and mergers and acquisitions. Mr. Bershad is a director of EMCOR Group, Inc., an electrical and mechanical construction and facilities services company.

Mr. Fiorelli, Jr. has been a private investor since January 1997. From December 1985 until June 1997, he was President of Strategic Management Consulting Services, Inc., which is a management-consulting firm. Prior to that time, Mr. Fiorelli was President and Chief Executive Officer of General Defense Corporation, a diversified engineering and manufacturing company. Mr. Fiorelli also served as the former Chairman and currently serves as the Director of the Board of the United States Merchant Marine Academy Alumni Foundation.

Mr. Fried was a Managing Director — Corporate Finance at Lehman Brothers, Inc., an investment banking firm, for more than five years prior to his retirement in February 2000. Mr. Fried is a director of Blount International, Inc., a manufacturer of industrial equipment products, and a director of Grant Prideco Inc., an oil field products company.

Mr. Hamm has served as the Senior Vice President, Corporate Development, General Counsel and Secretary of Dendreon Corporation, a biotechnology company, since December 2005 and as the Senior Vice President, General Counsel and Secretary since November 2004. In addition, from January to December 2006, Mr. Hamm was designated the principal financial officer of Dendreon. Prior to that time, Mr. Hamm was the Vice President and Deputy General Counsel of Medtronic, Inc., a medical technology company. Prior to Medtronic, Mr. Hamm was the Vice President — Corporate Development and Planning at Carlson Companies, Inc., a travel, hospitality and marketing company, for three years. For more than five years prior thereto, he was Senior Vice President — Legal and Business Development and Vice President and General Counsel at Tropicana Products, Inc., a leading producer of branded juice products. Mr. Hamm is a director of EMCOR Group, Inc., an electrical and mechanical construction and facilities services company.

Mr. Stevens has been President of Growth Insight, Inc., a strategic planning practice that helps corporate and non-profit clients develop and improve customer-centric business models, since 2002. Prior to that time,

Mr. Stevens had been the Executive Vice President of Bluefly, Inc., a publicly-traded internet retailer of off-price fashion merchandise, for three years. From 1992 until 1999, Mr. Stevens served as Vice President and Partner of Mercer Management Consulting, Inc., the management-consulting arm of Marsh & McLennan, Inc. Mr. Stevens serves as Chairman of the Board of Trustees of the Shambhala Center of New York.

The Board of Directors and Committees

The Board of Directors is responsible for the management and direction of Axsys and for establishing broad corporate policies. There are no family relationships among any of the directors and executive officers of Axsys. The Board of Directors met four times during 2006 and acted twice by unanimous written consent. All directors attended all meetings of the Board and of its committees held during 2006. The Board of Directors has standing Audit, Compensation and Nominating and Corporate Governance Committees. The Board has determined that Messrs. Fiorelli, Fried, Hamm and Stevens are independent as defined by the rules of the Nasdaq Stock Market.

Consistent with the Audit Committee structure and membership requirements of the Nasdaq Stock Market, the Audit Committee is comprised of Messrs. Fiorelli, Fried and Stevens. As provided in its written charter approved by the Board, the Audit Committee is responsible for assisting the Board in fulfilling its oversight responsibilities by reviewing the following: Axsys’ financial information that is provided to stockholders and others, the systems of internal controls, which management and the Board have established, and the audit process. In accordance with our Audit Committee charter, our Audit Committee is responsible for reviewing and approving the terms and conditions of all related-party transactions. The Audit Committee does not have written policies of procedures with respect to the review, approval or ratification of related party transactions. Instead, the Audit Committee reviews each proposed transaction on a case-by-case basis taking into account all relevant factors. A copy of the Audit Committee charter can be found on Axsys’ website at www.axsys.com. The Audit Committee met six times in 2006 and acted once by unanimous written consent. The Board has determined that all members of the Audit Committee are independent directors under the Nasdaq Stock Market rules and Rule 10A-3 under the Securities Exchange Act of 1934 and each of them is able to read and understand fundamental financial statements. In addition, Mr. Fiorelli has past employment as a chief executive officer with financial oversight responsibilities. As a result, the Board has determined that he is a financial expert as set forth in the rules of the Nasdaq Stock Market and has designated him as the Company’s “audit committee financial expert” within the meaning of applicable SEC regulations.

The Compensation Committee is comprised of Messrs. Fiorelli, Fried and Hamm, all of whom are independent under the rules of the Nasdaq Stock Market. The Compensation Committee oversees compensation policies of Axsys. The Compensation Committee operates under a charter that was approved by the Board of Directors. A copy of the charter can be found on Axsys’ website at www.axsys.com.

The Compensation Committee is responsible for establishing the compensation (including without limitation all stock-based awards and bonus targets) of Axsys’ Chief Executive Officer based on an evaluation of his performance in light of predetermined goals and objectives. In addition, the principal responsibilities of the Compensation Committee are:

•	To review and approve corporate goals relevant to the compensation of the CEO and evaluate the CEO’s performance in light of these goals and objectives;

•	To approve base salaries, salary increases, stock-based awards, bonus targets and other remuneration for the Executive Leadership Team, as well as any employment terms for the Executive Leadership Team not part of the standard employment terms relating to the Company’s employees generally;

•	To review and approve corporate goals relevant to the compensation of the Executive Leadership Team and evaluate the Executive Leadership Team in light of these goals and objectives;

•	To review and approve incentive compensation plans and equity based plans;

•	To report activities of the Compensation Committee to the Board at the each meeting of the Board following a meeting of the Compensation Committee on matters considered or approved at the Committee meeting;

•	To review and discuss with the Company’s management the Compensation Discussion & Analysis required by Item 402 of Regulation S-K;

•	To produce a Compensation Committee report required by Item 407 of regulation S-K for the Company’s Annual Report on Form 10-K and/or proxy statement for the annual meeting of the Company’s stockholders;

•	To review the Compensation Committee’s charter at least annually and to update as necessary; and

•	To perform any other activities consistent with its charter, the Company’s By-laws and governing laws as the Compensation Committee or the Board deems appropriate.

The agenda for meetings of the Compensation Committee is determined by its Chairman with the assistance of the Secretary of the Board. The Compensation Committee met four times in 2006. At each meeting, the Compensation Committee meets in executive session. The Chairman of the Compensation Committee reports the Committee’s recommendations on compensation of Executive Officers to the full Board of Directors. The Company’s Human Resources department supports the Committee in its duties and may be delegated certain administrative duties in connection with the Company’s compensation programs. The Committee has the sole authority to retain and terminate compensation consultants to assist in the evaluation of executive officer compensation and the sole authority to approve the fees and other retention terms of any compensation consultants. The Compensation Committee has engaged Mercer Consultants, a global professional services firm, to conduct annual reviews of its total compensation programs for executive officers. Mercer Consultants also provides information to the Compensation Committee on trends in executive compensation and other market data.

The Nominating and Corporate Governance, or NCG Committee is comprised of Messrs. Fried, Hamm and Stevens, all of whom are independent under the rules of the Nasdaq Stock Market. The NCG Committee operates under a charter that was approved by the Board of Directors. A copy of the charter can be found on Axsys’ website at www.axsys.com. The NCG Committee selects candidates for the office of director of Axsys and recommends to the full Board the names of persons (a) to be presented to the stockholders for election as directors and (b) to fill vacancies in the Board of Directors that may exist or be created by reason of death, resignation, removal or otherwise, including by reason of an increase in the number of directors.

The NCG Committee periodically reviews director compensation and periodically conducts reviews of market survey data. The NCG Committee then recommends to the full Board of Directors changes in director compensation that will assist in the Company’s ability to attract and retain qualified directors. The NGC Committee met one time in 2006 and acted once by unanimous written consent.

Director Nominations

As provided in its charter, the NCG Committee will consider recommendations of nominations submitted by stockholders. When the NCG Committee reviews a potential new candidate, the Committee looks specifically at the candidate’s qualifications in light of the needs of the Board and the Company at that time given the then current mix of directors. The NCG Committee has not established specific, minimum qualifications that must be met by a nominee. Instead, the Committee assesses each candidate individually. The assessment will include a review of the candidate’s judgment, experience, understanding of the Company’s or other related industries and such other factors as the NCG Committee concludes are pertinent in light of the current needs of the Board. The Board believes that its membership should reflect a diversity of experience, gender, race, ethnicity and age. The NCG Committee applies the same criteria to evaluate all candidates, including those recommended by stockholders.

The Company also strives to have all directors, other than the Chief Executive Officer, be independent in accordance with the Nasdaq Stock Market’s definition of independence. In addition, the NCG Committee must also ensure that the members of the Board, as a group, maintain the requisite qualifications under the Nasdaq Stock Market’s listing standards for membership on the Audit, Compensation and NCG Committees.

Stockholders who wish to suggest candidates to the NCG Committee for consideration as directors may submit names and biographical data in writing to the Secretary of Axsys at Axsys Technologies, Inc., 175 Capital Boulevard, Suite 103, Rocky Hill, Connecticut 06067.

For a stockholder to nominate a director at an Annual Meeting, notice of the nomination generally must be received by Axsys not less than 60 nor more than 90 days in advance of the meeting. It is presently anticipated that next year’s annual meeting will be held on May 8, 2008 and, accordingly, notice of any stockholder nomination for next year’s meeting submitted to Axsys on or between February 8, 2008 and March 9, 2008 will be considered received on a timely basis. The notice must describe all information relating to the nominee that is required to be disclosed pursuant to Regulation 14A under the Securities Exchange Act of 1934, including name, age, business and residence address, occupation, shares held and such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected.

The Board of Directors unanimously recommends a vote FOR the election as directors of all of the nominees.

Executive Officers

The following table lists the name of each current executive officer of Axsys, his age at March 14, 2007 and his current position with Axsys.

Name	Age	Position
Stephen W. Bershad	65	Chairman of the Board, Chief Executive Officer and President
David A. Almeida	47	Vice President, Chief Financial Officer and Treasurer
Scott B. Conner	39	Vice President, Strategic Planning and Corporate Development

Mr. Bershad has been Chairman of the Board and Chief Executive Officer of Axsys since 1986 and was President of Axsys from 1986 to August 1999 and from March 2002 to the present. Prior thereto, he was a Managing Director of Lehman Brothers, Inc. and its predecessor firms, where he held a series of senior management positions in merchant banking and mergers and acquisitions. Mr. Bershad is a director of EMCOR Group, Inc., an electrical and mechanical construction and facilities services company.

Mr. Almeida joined Axsys in November 2001 as Vice President, Chief Financial Officer and Treasurer. He has twenty-five years of finance and administration experience with high-technology companies. Prior to joining Axsys, Mr. Almeida was Vice President — Finance for the Broadband, Access and Transport Group of ADC Telecommunications, Inc., a provider of global network infrastructure products and services. Mr. Almeida spent eight years with ADC in various financial leadership positions, with additional responsibility for information technology, human resources and customer service functions.

Mr. Conner joined Axsys in July 2004 as Vice President, Strategic Planning and Corporate Development where he is responsible for Axsys’ corporate strategy and acquisitions. In addition, since May 2005, he has served as the Senior Vice President, Axsys IR Systems, where he is responsible for Axsys’ infrared camera and lens businesses. Prior to joining Axsys, Mr. Conner worked in a variety of management and acquisition-related roles in several high-technology industries ranging from enterprise software to optical networking.

All of the executive officers serve at the pleasure of the Board of Directors. Severance agreements have been entered into with all of the executive officers. See the discussion under “Termination of Employment and Change in Control Agreements.”

BENEFICIAL STOCK OWNERSHIP

The following table sets forth certain information as of March 14, 2007 concerning beneficial ownership of common stock of Axsys by (a) each director, (b) each of the executive officers in the summary compensation table and (c) all current executive officers and directors as a group. Included in share ownership are shares that may be acquired upon the exercise of options that are exercisable as of March 14, 2007 or will become exercisable on or before May 13, 2007. All persons have sole voting and investment power except as otherwise indicated.

	Shares of Common Stock Beneficially Owned (1)
Name	Number	Percent
Stephen W. Bershad (2)	2,013,100	17.7%
David A. Almeida (3)	164,700	1.4
Scott B. Conner (4)	64,200	*
Anthony J. Fiorelli, Jr. (5)	39,365	*
Eliot M. Fried (6)	38,037	*
Richard F. Hamm, Jr. (7)	24,155	*
Robert G. Stevens (8)	13,095	*
All executive officers and directors as a group (7 persons)	2,356,652	20.2%

*	Less than 1%.

(1)	Calculated in accordance with Rule 13d-3 under the Securities Exchange Act of 1934.

(2)	Includes 75,500 shares of common stock underlying options that are exercisable as of March 14, 2007 or within 60 days after such date. Mr. Bershad owns 1,043,338 shares of common stock directly, 8,116 shares through the Axsys Technologies, Inc. 401(k) Retirement Plan and 886,146 shares of common stock indirectly through SWB Holding Corporation, of which he is the sole shareholder and chairman. Mr. Bershad’s address is c/o Axsys, 175 Capital Boulevard, Suite 103, Rocky Hill, CT 06067.

(3)	Represents 137,500 shares of common stock underlying options that are exercisable as of March 14, 2007 or within 60 days after such date and 27,200 shares of common stock owned directly.

(4)	Represents 37,000 shares of common stock underlying options that are exercisable as of March 14, 2007 or within 60 days after such date and 27,200 shares of common stock owned directly.

(5)	Includes 20,542 shares of common stock underlying options that are exercisable as of March 14, 2007 or within 60 days after such date and 18,823 shares of common stock owned directly.

(6)	Represents 19,853 shares of common stock underlying options that are exercisable as of March 14, 2007 or within 60 days after such date and 18,184 shares of common stock owned directly.

(7)	Represents 22,655 shares of common stock underlying options that are exercisable as of March 14, 2007 or within 60 days after such date and 1,500 shares of common stock owned directly.

(8)	Represents 11,595 shares of common stock underlying options that are exercisable as of March 14, 2007 or within 60 days after such date and 1,500 shares of common stock owned directly.

PRINCIPAL STOCKHOLDERS

Axsys knows of no person who beneficially owned, within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, more than five percent of the common stock outstanding, except for Mr. Bershad and except as set forth below.

Name and Address of Beneficial Owner	Number of Shares	Percent of Class
Wellington Management Co, LLP (1)	1,213,200	11.3%
75 State Street Boston, MA 02109

Albert Fried & Company, LLC (2)	705,466	6.6%
60 Broad Street, 39th Floor New York, NY 10004

Luther King Capital Management Corporation (3)	696,048	6.5%
301 Commerce Street Fort Worth, TX 76102

Dimensional Fund Advisor, LP (4)	695,362	6.5%
1299 Ocean Avenue Santa Monica, CA 90401

AWM Investment Co., Inc (5)	547,623	5.1%
527 Madison Avenue, Suite 2600 New York, NY 10022

(1)	According to a Schedule 13G filed on February 14, 2007 by Wellington Management Company, LLC and its managing members. Wellington has shared voting and dispositive power with respect to these shares in its capacity as an investment adviser. Wellington’s managing members disclaim beneficial ownership of these shares.

(2)	According to a Schedule 13G filed by Albert Fried & Company, LLC on February 2, 2007. AFC has sole voting and dispositive power with respect to 272,680 of these shares in its capacity as a broker dealer. Albert Fried, Jr. is the managing member of AFC and disclaims beneficial ownership over the shares beneficially owned by AFC. Includes 432,786 shares with respect to which Albert Fried, Jr., in his individual capacity, has sole voting and dispositive power.

(3)	According to a Schedule 13G filed on February 2, 2007 by Luther King Capital Management Corporation and its management members. Luther King has sole voting and dispositive power with respect to these shares in its capacity as an investment adviser. Luther King’s managing members disclaim beneficial ownership of these shares.

(4)	According to a Schedule 13G filed on February 2, 2007 by Dimensional Fund Advisor, LP and its management members. Dimensional has sole voting and dispositive power with respect to these shares in its capacity as an investment adviser. Dimensional’s managing members disclaim beneficial ownership of these shares.

(5)	According to a Schedule 13G filed on February 14, 2007 by AWM Investment Co., Inc and its management members. AWM has sole voting and dispositive power with respect to these shares in its capacity as an investment adviser. AWM’s managing members disclaim beneficial ownership of these shares.

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis

Overview of Compensation Program

The Compensation Committee, which we refer to in this discussion as the Committee, of the Board has the responsibility for establishing, implementing and continually monitoring adherence with the Company’s compensation philosophy. The purpose of the Committee shall be to assist the Board in discharging its responsibilities relating to the compensation of the Chief Executive Officer and the Executive Leadership Team. The Executive Leadership Team is defined as the Chief Financial Officer, the Executive Vice President, Strategic Planning and Corporate Development and other direct reports of the CEO.

Throughout this proxy statement, the individuals who served as the Company’s Chief Executive Officer, Chief Financial Officer and the Vice President, Strategic Planning and Corporate Development during fiscal 2006, are referred to as “named executive officers” and included in the summary compensation table on page 15.

Compensation Philosophy

Axsys’ compensation philosophy is designed to provide an executive compensation structure and system that is both competitive in the marketplace and also internally equitable based upon the weight and level of responsibilities in the respective executive positions. Axsys’ philosophy is designed to also attract, retain and motivate qualified executives within this structure. We reward execution for outstanding performance-to-objectives and business results through financial and other appropriate management incentives while aligning our financial results and the compensation paid to our executive officers with the enhancement of stockholder value. Finally, Axsys’ compensation philosophy is designed to structure its compensation policy so that executive officers’ compensation is dependent, in one part, on the achievement of current year business plan objectives and, in another part, on the long-term increase in stockholder value.

Executive Compensation Components

The principal components for the compensation of our named executive officers are:

•	base salary;

•	annual cash incentives (management incentive plan); and

•	long-term incentives (stock option awards and restricted stock grants).

Base Salary

The Company provides named executive officers and other employees with base salary to compensate them for services rendered during the fiscal year. Base salary ranges are determined for each executive based on his position, responsibility and unique value and historical contributions to the Company’s success. In addition, the base salaries of the named executive officers are periodically reviewed and measured against market data provided by outside consultants. Our compensation committee reviews salaries annually as part of the Company’s performance review process as well as upon a promotion or other change in job responsibility.

Management Incentive Plan

Executive bonuses are used to focus our management on achieving key corporate financial objectives, to motivate certain desired individual behaviors and to reward substantial achievement of these Company financial objectives and individual goals. We use cash bonuses to reward financial performance. Bonuses, if any, are determined and paid on an annual basis after completion of the bonus year. The Committee has based bonuses for our named executive officers primarily on certain overall Company financial growth targets because it believes that as a growth company, we should reward growth. A portion of the bonus is also calculated on a discretionary basis based on individual performance objectives. Individual performance objectives are determined by the executive officer to whom the potential bonus recipient reports or, in the case of our chief executive officer, by the Committee.

In 2006, Mr. Bershad’s annual incentive was structured so the achievement of 100% of budgeted financial goals and discretionary objectives would yield a payout of 60% of his base salary. The budgeted financial goals were worth 75% of the target award and the discretionary objectives were worth 25%. The financial goals were based on meeting total earnings before amortization, interest and taxes, or EBAIT, from operations targets. Achievement of 85% of budgeted EBAIT would yield 50% of the target award and achievement of 100% of budgeted EBAIT would earn 100% of the target award. No incentive would have been paid if the minimum 85% of the budgeted EBAIT target had not been met. There was no cap for achievement above 100% of budgeted EBAIT target. The discretionary portion of Mr. Bershad’s bonus was determined by the Committee based on his individual performance during the year.

In 2006, Mr. Almeida’s annual incentive was structured so the achievement of 100% of budgeted financial goals and discretionary objectives would yield a payout of 60% of his base salary. The budgeted financial goals were worth 75% of the target award and the discretionary objectives were worth 25%. The financial goals were based on meeting total EBAIT from operations targets. Achievement of 85% of budgeted EBAIT would yield 50% of the target award and achievement of 100% of budgeted EBAIT would earn 100% of the target award. No incentive would have been paid if the minimum 85% of the budgeted EBAIT target had not been met. There was no cap for achievement above 100% of budgeted EBAIT target. The discretionary portion of the bonus was recommended by Mr. Bershad to the Committee based on Mr. Almeida’s individual performance during the year.

In 2006, Mr. Connor’s annual incentive was structured so the achievement of 100% of budgeted financial goals and discretionary objectives would yield a payout of 60% of his base salary. The budgeted consolidated financial goals were worth 37.5% of the target award, budgeted gross profit for our IR Systems division was worth 37.5% and the discretionary objectives were worth 25%. Achievement of 85% of financial targets would yield 50% of the target award and achievement of 100% of financial targets would earn 100% of the target award. No incentive would have been paid if the minimum 85% of the budgeted financial targets had not been met. There was no cap for achievement above 100% of financial targets. The discretionary portion of the bonus was recommended by Mr. Bershad to the Committee based on Mr. Conner’s individual performance during the year.

Long-Term Incentives

The Stock Incentive Plan encourages participants to focus on long-term Company performance and provides an opportunity for executive officers and certain designated key employees to increase their ownership in the Company through grants of the Company’s Common Stock. The Plan provides for granting Stock Options, Restricted Stock, Performance Units, Stock Appreciation Rights or a combination of any of the foregoing.

The purposes of the Stock Incentive Plan are also to provide additional incentive to those directors, officers and other employees of the Company whose substantial contributions are essential to the continued growth and success of the Company’s business in order to strengthen their commitment to the Company, to motivate such persons to faithfully and diligently perform their responsibilities and to attract and retain competent and dedicated individuals whose efforts will result in the long-term growth and profitability of the Company. Additionally, the purpose of the Stock Incentive Plan is to secure for the Company and its stockholders the benefits of the incentive inherent in increased common stock ownership by the members of the Board who are not employees of the Company as well as the Executive Leadership Team.

The Board determined that annual options will be granted by the Committee in March of each year. In addition, in the event that an executive officer or a designated key employee is hired during the year, a grant may be made at the time of his or her commencement of employment. During 2006, the Committee considered the desirability of recommending that the Board of Directors grant the Executive Leadership Team including the named executive officers, awards under the Stock Incentive Plan. In 2006, the Committee granted of awards under the Stock Incentive Plan to Mr. Bershad in the amount of 22,500 options and 11,000 shares of restricted stock and to each Mr. Almeida and Mr. Conner in the amount of 15,000 options and 7,200 shares of restricted stock.

Other Benefits

Named executive officers are eligible to participate in all of our employee benefit plans, such as medical, dental, group life and disability insurance. In addition, the named executive officers are also eligible to participate in the executive health insurance plan, which covers only officers, certain directors and key employees, and provides for the reimbursement of deductible and coinsurance amounts and certain medical expenses not covered under Axsys’ basic medical plans.

Termination of Employment and Change in Control Arrangements

We have entered into severance protection agreements with Stephen W. Bershad, David A. Almeida and Scott B. Conner, which provide for certain benefits, among other things, if their employment is terminated within two years following a Change in Control (as herein defined after) of Axsys. The purpose of the severance protection agreement is to foster the continued employment of officers and employees by allowing them to focus attention on their assigned responsibilities without distraction in the event of a possible Change in Control of Axsys.

Stock Ownership Guidelines

During 2006, the NCG Committee implemented stock ownership guidelines for the Executive Leadership Team and the directors. The Executive Leadership Team is expected to hold two times their base salary and the directors are expects to hold two times their annual retainer using a retention approach. The retention approach requires the executive or director to retain 50% of the profit shares following an exercise or vesting of equity-based awards. Profit shares are the shares remaining after payment of option exercise price and any taxes owed at exercise of options or the vesting of restricted stock. These shares are to be retained until termination of employment or board service.

Accounting and Tax Treatment

We account for equity compensation paid to our employees under the rules of Statement of Financial Accounting Standards No. 123 (revised), which requires us to estimate and record an expense over the service period of the award. Accounting rules also require us to record cash compensation as an expense at the time the obligation is accrued. We structure cash bonus compensation so that it is taxable to our executives at the time it becomes available to them. We currently intend that all cash compensation paid will be tax deductible for us. However, with respect to equity compensation awards, while any gain recognized by employees from nonqualified options should be deductible, to the extent that an option constitutes an incentive stock option, gain recognized by the optionee will not be deductible if there is no disqualifying disposition by the optionee. In addition, if we grant restricted stock or restricted stock unit awards that are not subject to performance vesting, they may not be fully deductible by us at the time the award is otherwise taxable to the employee.

CODE OF ETHICS FOR SENIOR FINANCIAL OFFICERS

The Company has adopted a Code of Ethics for Senior Financial Officers, a copy of which can be found on Axsys’ website at www.axsys.com. The Code of Ethics applies to all senior financial officers of the Company, including the Chief Executive Officer, the Chief Financial Officer, the Treasurer and any other person performing similar functions.

COMPENSATION COMMITTEE REPORT ON
EXECUTIVE COMPENSATION

The following report has been submitted by the Compensation Committee of the Board of Directors:

The Compensation Committee of the Board of Directors has reviewed and discussed the Compensation Discussion and Analysis set forth above with management. Based on this review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and in Axsys’ Annual Report on Form 10-K for the fiscal year ended December 31, 2006, as filed with the SEC.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During 2006, the Compensation Committee was composed of Messrs. Fiorelli, Fried and Hamm. There were no Compensation Committee interlocks between Axsys and any other entities involving Axsys’ executive officers and directors who serve as executive officers of such entities.

2006 SUMMARY COMPENSATION TABLE

The following table summarizes the total compensation paid or earned by each of the named executive officers for the fiscal year ended December 31, 2006.

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation($)(3)	All Other Compensation ($)(4)	Total ($)
Stephen W. Bershad	2006	380,000	28,281	146,769	241,851	31,650	828,551
Chairman of the Board, Chief Executive Officer and President

David A. Almeida	2006	237,077	18,515	151,090	146,384	20,163	573,229
Vice President, Chief Financial Officer and Treasurer

Scott B. Conner	2006	210,000	18,515	115,964	139,466	24,046	507,991
Vice President, Strategic Planning and Corporate Development

(1)	The amounts in column (d) reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2006 in accordance with FAS 123(R) for restricted stock awards granted under the Stock Incentive Plan and thus include amounts from awards granted in and prior to 2006. The amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. Assumptions used in the calculation of these amounts are included in footnote 9 to the Company’s audited financial statements for the fiscal year ended December 31, 2006 included in the Company’s Annual Report on Form 10-K filed with the SEC on February 20, 2007.

(2)	The amounts in column (e) reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2006 in accordance with FAS 123(R) for option awards granted under the Stock Incentive Plan and thus include amounts from awards granted in and prior to 2006. The amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. Assumptions used in the calculation of these amounts are included in footnote 9 to the Company’s audited financial statements for the fiscal year ended December 31, 2006 included in the Company’s Annual Report on Form 10-K filed with the SEC on February 20, 2007.

(3)	The amounts in column (f) reflect cash awards to the named executive officers under Axsys’ Management Incentive Plan, which is discussed in further detail on page 11 under the heading “Management Incentive Plan”.

(4)	The amount shown in column (g) reflects for each named executive officer:

•	matching contributions allocated by the Company under Axsys’ 401(k) plan;

•	payments under Axsys’ executive health insurance plan, which in 2006 totaled $22,298 for Mr. Bershad, $10,811 for Mr. Almeida and $14,694 for Mr. Conner. Axsys’ executive health insurance plan, which covers only officers, certain directors and key employees, provides for the reimbursement of deductible and coinsurance amounts and certain medical expenses not covered under Axsys’ basic medical plans; and

•	payments of premiums for term life insurance maintained on behalf of the named executive officers.

GRANTS OF PLAN-BASED AWARDS FOR 2006

The following table sets forth certain information regarding the options granted pursuant to the Stock Incentive Plan during the fiscal year ended December 31, 2006 to the named executive officers.

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards (1)
Name	Grant Date	Threshold ($)	Target ($)	All Other Stock Awards: Number of Shares of Stock or Units (#)(2)	All Other Option Awards: Number of Securities Underlying Options (#)(3)	Exercise or Base Price of Option Awards ($/sh)	Grant Date Fair Value of Stock and Option Awards($)
Stephen W. Bershad	3/16/06	—	—	11,000	—	—	$177,870
	3/16/06	—	—	—	22,500	$16.17	$170,325
		85,500	228,000	—	—	—	—

David A. Almeida	3/16/06	—	—	7,200	—	—	$116,424
	3/16/06	—	—	—	15,000	$16.17	$113,550
		51,750	138,000	—	—	—	—

Scott B. Conner	3/16/06	—	—	7,200	—	—	$116,424
	3/16/06	—	—	—	15,000	$16.17	$113,550
		47,250	126,000	—	—	—	—

(1)	The amounts shown in column (c) reflect the minimum payout level under the Company’s Management Incentive Plan, which is 50% of the financial target amount excluding any discretionary payout. There is no maximum amount under the terms of the Management Incentive Plan. These amounts are based on the individual’s current salary and position. The awards were earned during 2006 and the actual payouts are included in the Summary Compensation Table.

(2)	The amounts shown in column (e) reflect the number of shares of restricted stock granted to each named executive officer pursuant to the Stock Incentive Plan. These shares of restricted stock vest at a rate of 20% per year commencing on the first anniversary of the date of the grant. Vesting of these shares of restricted stock will be accelerated in the event of certain changes in control of Axsys.

(3)	The amount shown in column (f) reflect the number of shares of common stock underlying options granted to each named executive officer pursuant to the Stock Incentive Plan. These options vest at a rate of 20% per year commencing on the first anniversary of the date of the grant. Vesting of these options will be accelerated in the event of certain changes in control of Axsys.

In October 2000, Axsys entered into an employment agreement with Stephen W. Bershad. The agreement provided that during the initial period of the agreement, Mr. Bershad would serve as Chairman and CEO of Axsys. The initial period of the agreement, which originally expired on October 12, 2001, has been most recently extended until October 12, 2007. Upon expiration of this initial period and for five years thereafter, the agreement provides that Mr. Bershad will serve as Chairman of the Board. If Mr. Bershad is not elected to the Board, he is entitled to terminate his employment for good reason, the consequences of which are explained below.

Under the agreement, Mr. Bershad received an annual salary of $380,000 for 2006, which was increased at the discretion of the Board, the responsibility for which was delegated by the Board to the Compensation Committee. and the agreement also provides that Mr. Bershad will have the opportunity to earn an annual incentive bonus based on performance goals determined by the Board at the beginning of each fiscal year. He is also eligible to receive awards under the Stock Incentive Plan.

OUTSTANDING EQUITY AWARDS AT 2006 FISCAL YEAR-END

The following table sets forth certain information with respect to the named executive officers concerning options outstanding as of December 31, 2006.

(a)	(b)(1)		(c)(1)		(d)	(e)	(f)	(g)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
Stephen W. Bershad	18,000	(2)	12,000	(2)	5.50	03/04/08	11,000	193,270
	12,000	(2)	18,000	(2)	10.99	03/04/09	—	—
	4,000	(2)	16,000	(2)	22.25	03/03/10	—	—
	15,000	(2)	10,000	(2)	18.30	10/06/15	—	—
	—		22,500		16.17	03/16/16	—	—

David A. Almeida	37,500	(3)	—		6.61	11/13/11	7,200	126,504
	45,000		15,000		4.53	01/30/12	—	—
	9,000		6,000		4.95	03/04/13	—	—
	6,000		9,000		9.99	03/04/14	—	—
	2,000		8,000		20.23	03/03/15	—	—
	12,000		8,000		18.30	10/06/15	—	—
	—		15,000		16.17	03/16/16	—	—

Scott B. Conner	18,000		27,000		14.22	07/19/14	7,200	126,504
	2,000		8,000		20.23	03/03/15	—	—
	12,000		8,000		18.30	10/06/15	—	—
	—		15,000		16.17	03/16/16	—	—

(1)	Except as otherwise noted, Options vest at a rate of 20% per year commencing on the first anniversary date of the grant.

(2)	Options granted have a four-year ratable vesting of 60% over the first three years with the final 40% in the last year.

(3)	Options granted vest based on EPS targets and the last tranche became vested on February 20, 2007.

2006 OPTION EXERCISES AND STOCK VESTED

The following table sets forth certain information with respect to stock options exercised by named executive officers during 2006.

	Option Awards		Stock Awards
(a)	(b)	(c)	(d)	(e)
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Stephen W. Bershad	15,000	$69,900	—	—
David A. Almeida	—	—	—	—
Scott B. Conner	—	—	—	—

Termination of Employment and Change in Control Arrangements

We have entered into severance protection agreements with certain officers and key employees of Axsys, including Stephen W. Bershad, David A. Almeida and Scott B. Conner, which provide for certain benefits, among other things, if their employment is terminated within two years following a Change in Control. The purpose of the severance protection agreement is to foster the continued employment of officers and employees by allowing them to focus attention on their assigned responsibilities without distraction in the event of a possible Change in Control of Axsys.

A Change in Control is generally an acquisition of fifty percent or more of the outstanding shares of common stock or the combined voting power of the Company other than by Axsys’ CEO, Stephen W. Bershad, or any entity controlled by him.

If a Change in Control occurs and the executive’s employment is terminated by Axsys other than for cause, death or disability or by the executive for good reason within two years thereafter, the executive will be entitled to receive a maximum lump sum cash payment equal to, in the case of Mr. Bershad, 2.99 times the sum of the executives base amount as determined under Section 280G of the Internal Revenue Code and, at the executive’s election, one year of continuation of health care benefits or its cash equivalent. Messrs. Almeida and Conner would receive a maximum lump sum cash payment equal to, 2.99 times the sum of (a) the highest annual base salary paid to the executive during the 12-month period immediately prior to the employment termination date and (b) the average of the annual cash bonuses paid to the executive during the three calendar years prior to the year in which the employment termination date occurs and, at the executive’s election, one year of continuation of health care benefits or its cash equivalent. The severance protection agreements of each of Messrs. Bershad, Almeida and Conner also provide that the executive will be entitled to the foregoing severance benefits in the event he terminates his employment, with or without good reason, at any time during the one-month period commencing six months following a Change in Control.

Each of the severance protection agreements had an original term of up to two years from the date of its execution and automatically renews for successive one-year periods, unless either party gives advance notice of non-renewal. Notwithstanding the foregoing, if there is a Change in Control, the agreements will not terminate prior to the expiration of twenty-four months after the date of the Change in Control.

Under letter agreements regarding the terms of their employment, Messrs. Almeida and Conner would receive up to six month’s base compensation and certain other benefits from Axsys in the event of termination by Axsys other than for cause.

If the employment term is terminated by reason of Messrs. Almeida or Conner ‘s death or disability, by Axsys for cause, by Messrs. Almeida and Conner without good reason, by mutual agreement of the parties, or by expiration of the employment term, Axsys’ sole obligation under the employment agreement will be to pay Messrs. Almeida and Conner or their estates, as the case may be, within thirty (30) days following the employment termination date, all accrued and unpaid base salary, accrued and unpaid bonus and vacation pay as of the employment termination date, a pro rata portion of his annual bonus opportunity for the year of termination, all benefits accrued and unpaid under any benefit plans, programs or arrangements in which he has been a participant as of his termination and any reimbursable expenses incurred by him on behalf of Axsys during the period ending on the employment termination date.

If Mr. Bershad’s employment is terminated by Axsys other than for cause or by Mr. Bershad for good reason, Mr. Bershad will be entitled to the following: (1) within ten (10) days of the employment termination date, all accrued and unpaid base salary, accrued and unpaid bonus and vacation pay as of the employment termination date, a pro rata portion of the highest annual bonus paid or payable to him in respect of any of the three full fiscal years of Axsys immediately preceding the employment termination date, all benefits accrued and unpaid under any benefit plans, programs or arrangements in which he has been a participant as of his termination and any reimbursable expenses incurred by him on behalf of Axsys during the period ending on the employment termination date; (2) within thirty (30) days following the employment termination date, a lump sum payment equal to the greater of (x) two (2) times the sum of (i) his base salary plus (ii) the highest annual bonus paid or payable to him for any of Axsys’ three full fiscal years immediately preceding his termination and (y) the amount of the base salary and bonus which would have been paid to him during the employment term had it not been terminated, assuming that the highest annual bonus paid or payable to him for any of Axsys’ three full fiscal years immediately preceding his termination would have been paid to him for each full fiscal year during the employment term; and (3) during the greater of (x) the twenty-four (24) month period following the employment termination date and (y) the balance of the employment term, medical, dental, hospitalization, prescription drug, and life insurance coverage and benefits provided to him immediately prior to termination. In addition, all stock options held by him will become fully vested and will remain outstanding for their entire term and all restrictions on all shares of restricted stock or other equity based awards held by him will lapse and will become fully vested.

If the employment term is terminated by reason of Mr. Bershad’s death or disability, by Axsys for cause, by Mr. Bershad without good reason, by mutual agreement of the parties, or by expiration of the employment term, Axsys’ sole obligation under the employment agreement will be to pay Mr. Bershad or his estate, as the case may be, within thirty (30) days following the employment termination date, all accrued and unpaid base salary, accrued and unpaid bonus and vacation pay as of the employment termination date, a pro rata portion of his annual bonus opportunity for the year of termination, all benefits accrued and unpaid under any benefit plans, programs or arrangements in which he has been a participant as of his termination and any reimbursable expenses incurred by him on behalf of Axsys during the period ending on the employment termination date.

In the event that at any time Mr. Bershad is entitled to receive payments and/or benefits under both his employment agreement and his severance protection agreement, he will receive the payments and/or benefits only under the severance protection agreement.

Mr. Bershad is subject to a non-competition covenant for two years following termination. Messrs. Almeida and Conner are subject to non-competition covenants for one year following a Change In Control. Messrs. Bershad, Almeida and Conner, are also subject to a confidentiality agreement following termination.

Potential Payments Upon Termination of Change in Control

The tables below reflect the amount of compensation payable to each named executive officer of the Company in the event of termination of such executive’s employment. The amounts shown assume that such termination was effective as of December 31, 2006, and thus includes amounts earned through such time and are estimates of the amounts which would be paid out to executives upon their termination.

Stephen W. Bershad

Executive Benefit and Payments Upon Separation	Voluntary Termination	Early Retirement	Normal Retirement	Involuntary Not For Cause Termination or Voluntary For Good Reason	For Cause Termination	Change-in- Control (1)(2)	Disability	Death
Cash Severance Payment	—	—	—	$1,129,702	—	$2,061,557	—	—
Continuation of Benefits	—	—	—	22,300	—	22,300	—	—
Long-Term Incentive Compensation	—	—	—	488,608	—	488,608	—	—

David A. Almeida

Executive Benefit and Payments Upon Separation	Voluntary Termination	Early Retirement	Normal Retirement	Involuntary Not For Cause Termination or Voluntary For Good Reason	For Cause Termination	Change-in- Control (1)(2)	Disability	Death
Cash Severance Payment	—	—	—	$115,000	—	$1,677,198	—	—
Continuation of Benefits	—	—	—	10,900	—	10,900	—	—
Long-Term Incentive Compensation	—	—	—	—	—	487,044	—	—

Scott B. Conner

Executive Benefit and Payments Upon Separation	Voluntary Termination	Early Retirement	Normal Retirement	Involuntary Not For Cause Termination or Voluntary For Good Reason	For Cause Termination	Change-in- Control (1)(2)	Disability	Death
Cash Severance Payment	—	—	—	$105,000	—	$1,117,906	—	—
Continuation of Benefits	—	—	—	14,700	—	14,700	—	—
Long-Term Incentive Compensation	—	—	—	—	—	90,450	—	—

(1)	Included in this column are “gross up” amounts that have been added to the named executive’s compensation totals under the severance protection agreement. These amounts include $620,860 for Mr. Bershad, $617,594 for Mr. Almeida and $366,695 for Mr. Conner.

(2)	Under the terms on the Company’s Stock Incentive Plan, upon a Change in Control all stock options held by an employee with are outstanding on the date of the Change in Control will become fully vested.

DIRECTOR COMPENSATION TABLE FOR 2006

The following table provides information on the Company’s compensation for non-employee directors for 2006.

(a)	(b)	(c)	(d)	(e)	(f)	(g)
Name (1)	Fees Earned or Paid in Cash	Stock Awards ($)(2)	Option Awards ($)(3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)(4)	Total ($)
Anthony J. Fiorelli, Jr.	$29,500	16,269	4,862	—	$9,894	60,525
Eliot M. Fried	30,500	16,269	4,862	—	—	51,631
Richard F. Hamm, Jr.	25,500	16,269	4,862	—	—	46,631
Robert G. Stevens	28,000	16,269	12,575	—	—	56,844

(1)	Stephen W. Bershad, the Company’s Chairman of the Board and Chief Executive Officer, is not included in this table as he is an employee of the Company and thus receives no compensation for his services as a director. The compensation received by Mr. Bershad as an employee of the Company is shown in the summary compensation table on page 16.

(2)	The amounts in column (c) reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2006 in accordance with FAS 123(R) for restricted stock awards under the Stock Incentive Plan and thus includes amounts from awards granted in and prior to 2006. The amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. Assumptions used in the calculation of these amounts are included in footnote 9 to the Company’s audited financial statements for the fiscal year ended December 31, 2006 included in the Company’s Annual Report on Form 10-K filed with the SEC on February 20, 2007. During 2006, each director received an award for 1,500 shares of restricted stock that had a grant date fair value of $24,255. As of December 31, 2006, each director had a total of 1,500 shares of restricted stock.

(3)	The amounts in column (d) reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2006 in accordance with FAS 123(R) for option awards granted under the Stock Incentive Plan and thus include amounts from awards granted in and prior to 2006. The amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. Assumptions used in the calculation of these amounts are included in footnote 9 to the Company’s audited financial statements for the fiscal year ended December 31, 2006 included in the Company’s Annual Report on Form 10-K filed with the SEC on February 20, 2007. As of December 31, 2006, each director had the following number of options outstanding: Anthony J. Fiorelli 35,037; Eliot M. Fried 21,353; Richard F. Hamm Jr. 24,155; and Robert G. Stevens 14,974.

(4)	The amount in column (f) reflects payments under Axsys’ executive health insurance plan. Axsys’ executive health insurance plan, which covers only officers and certain directors and key employees, provides for the reimbursement of deductible and coinsurance amounts and certain medical expenses not covered under Axsys’ basic medical plans.

The Board of Directors determines the compensation of non-employee directors. Non-employee directors of Axsys receive an annual retainer fee of $18,000 plus meeting fees of $1,000 for each Board meeting attended and $500 for each committee meeting attended. Directors who are employees of Axsys or any subsidiary do not receive fees or other compensation for their services as directors. All directors are reimbursed for travel and other expenses incurred in the performance of their duties.

Under the existing Stock Incentive Plan, re-elected non-employee directors are annually granted either restricted stock or an option to purchase an amount of shares of Axsys common stock that on the date of grant. On May 4, 2006, each of Messrs. Fried, Fiorelli, Hamm and Stevens were granted 1,500 shares of restricted common stock with a vesting date of May 9, 2007.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors has furnished the following report:

The Audit Committee is composed of Messrs. Fiorelli, Fried and Stevens, who are all independent and financially literate. In addition, Mr. Fiorelli has past employment as a chief executive officer with financial oversight responsibilities and, as a result, the Board of Directors has determined that Mr. Fiorelli is a financial expert as defined by SEC rules. The Audit Committee operates under a charter approved by the Board and revised in May of 2004, which is posted on our website, www.axsys.com. As more fully described in its charter, the Audit Committee is responsible for assisting the Board in fulfilling its oversight responsibilities by reviewing Axsys’ financial information that is provided to stockholders and others, the systems of internal controls, which management and the Board have established, and the audit process.

The Audit Committee met with Ernst & Young LLP, Axsys’ independent accountants, and management to assure that all were carrying out their respective responsibilities. It also met with them to discuss the scope and results of their audit work, including the adequacy of internal controls and the quality of financial performance. The Audit Committee discussed with the independent accountants their judgments regarding the quality and acceptability of Axsys’ accounting principles, the clarity of its disclosures and the degree of aggressiveness or conservatism of its accounting principles and underlying estimates.

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2006 with Axsys’ management and E&Y. The Audit Committee has also discussed with E&Y the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as adopted by the Public Company Oversight Board in Rule 3200T.

The Audit Committee has also received and reviewed the written disclosures and the letter from E&Y required by Independence Standards Board Standard No. 1, “Independence Discussion with Audit Committees,” as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3600T and has discussed with the accountants the accountants’ independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Axsys’ Annual Report on Form 10-K for the fiscal year ended December 31, 2006.

By:	Audit Committee: Anthony J. Fiorelli, Jr. — Chairman Eliot M. Fried Robert G. Stevens

Fees Paid to Independent Accountants

Aggregate fees for professional services rendered to Axsys by Ernst & Young LLP as of or for the fiscal years ended December 31, 2006 and 2005 are set forth below. The aggregate fees included in the Audit category are fees billed for the fiscal years for the audit of Axsys’ annual financial statements and review of financial statements, statutory and regulatory filings. The aggregate fees included in each of the other categories are for fees billed in the fiscal years.

	2006	2005
Audit Fees	$556,000	$1,007,349
Audit-related Fees	3,353	13,515
Tax Fees	79,600	29,500
Total	$638,953	$1,050,364

Audit Fees: Fees for audit services totaled $550,000 in 2006, including fees associated with the 2006 annual audit, reviews of Axsys’ 2006 quarterly reports filed on Form 10-Q and fees associated with Axsys’ compliance with Section 404 of the Sarbanes-Oxley Act. In addition, fees for services related to the implementation of FAS 123(R), “Share-Based Payment” totaled $6,000.

Fees for audit services totaled $805,000 in 2005, including fees associated with the 2005 annual audit, reviews of Axsys’ 2005 quarterly reports filed on Form 10-Q and fees associated with Axsys’ compliance with Section 404 of the Sarbanes-Oxley Act. In addition, fees for services related to Axsys’ public stock offering that occurred in September 2005 totaled $173,849 and an audit by E&Y of Diversified Optical Products, Inc. in conjunction with the acquisition by Axsys totaled $12,000. Fees related to the filing of Form S-8s and general assistance on accounting issues totaled $16,500 in 2005.

Audit-related Fees: In 2006, fees for audit-related services were for on-line subscriptions and miscellaneous agreed upon procedures. In 2005, fees for audit-related services include $11,000 for the audit of the 401K Plan, $2,515 for on-line subscriptions and miscellaneous agreed upon procedures..

Tax Fees: Fees for tax services totaled $79,600 in 2006, including $52,100 for services performed by E&Y associated with the research of various tax credits and $27,500 for tax-planning services for various state tax issues. In 2005, E&Y performed tax-planning services for various state tax issues.

Policy on Audit Committee Pre-Approval of Audit and
Permissible Non-Audit Services of Independent Accountant

The Audit Committee pre-approves all audit and non-audit services provided by the independent accountants prior to the engagement of the independent accountants with respect to such services. None of the services described above was approved by the Audit Committee under the de minimis exception provided by Rule 2-01(c)(7)(i)(C) under Regulation S-X.

A representative of E&Y, Axsys’ independent accountant since 2002, will be present at the Annual Meeting and will have the opportunity to make a statement and to respond to appropriate questions.

PROPOSAL REGARDING AMENDED AND RESTATED
LONG-TERM STOCK INCENTIVE PLAN
(Proposal No. 2)

The Company’s stockholders are being asked to approve an amendment to the Company’s Stock Incentive Plan, to increase the number of shares reserved for issuance thereunder by 400,000 to 1,950,000 and extend the duration of the Plan from August 31, 2009 to August 31, 2011. The Board of Directors of the Company adopted the Stock Incentive Plan with the amendment, subject to stockholder approval, on March 8, 2007.

The Stock Incentive Plan was originally adopted in August 1991. It provides for granting Stock Options, Restricted Stock, Performance Units, Stock Appreciation Rights, or SARs or a combination of any of the foregoing to officers and other key employees of the Company or its subsidiaries. It also currently provides for granting Stock Options to Non-Employee Directors.

The purposes of the Stock Incentive Plan are to provide additional incentive to those directors, officers and other employees of the Company whose substantial contributions are essential to the continued growth and success of the Company’s business in order to strengthen their commitment to the Company, to motivate such persons to faithfully and diligently perform their responsibilities and to attract and retain competent and dedicated individuals whose efforts will result in the long-term growth and profitability of the Company. Additionally, the purpose of the Stock Incentive Plan is to secure for the Company and its stockholders the benefits of the incentive inherent in increased common stock ownership by the members of the Board who are not employees of the Company.

Following are summaries of the principal provisions and the principal federal income tax consequences of the Stock Incentive Plan. Capitalized terms used in this summary that are not defined herein have the meanings ascribed to them in the Stock Incentive Plan. The following description of the Stock Incentive Plan is not complete. Stockholders are advised to review the entire text of the Stock Incentive Plan, as proposed to be amended, as set forth in Exhibit B attached to this proxy statement.

Summary of the Stock Incentive Plan

Duration of the Plan. The Stock Incentive Plan is currently set to expire on August 31, 2009 and subject to shareholder approval will be extended to August 31, 2011.

Plan Administration. The Stock Incentive Plan is generally administered by the Compensation Committee, a committee of the Board consisting of two or more directors. The Stock Incentive Plan states that the Committee must consist of “non-employee directors” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 and “outside directors” to the extent necessary for grants and awards to qualify for favorable tax treatment under Section 162(m) of the Code. The Board has separately authorized Mr. Bershad to grant Options in respect of up to 50,000 shares annually under the Stock Incentive Plan to newly hired employees or recently promoted employees of the Company who are not executive officers. The Committee or Mr. Bershad, to the extent authorized, will select those officers and other key employees of the Company and its subsidiaries who are to receive Awards or Options; construe and interpret the Plan and the Options and Awards granted thereunder; establish rules and guidelines relating to the Stock Incentive Plan; establish and modify terms and conditions of Awards and Options; and take other actions as may be necessary for proper administration of the Stock Incentive Plan.

Shares Available for Issuance. The Stock Incentive Plan currently authorizes the issuance of 1,550,000 shares of Common Stock and, subject to stockholder approval of the proposed 400,000 share increase in the number of shares of Common Stock that may be issued, delivered or made subject to Awards or Options under the Stock Incentive Plan (the “Proposed Increase”), 1,950,000 shares of Common Stock.

Whenever any Option expires, terminates or is cancelled for any reason without having been exercised, whenever the shares of Common Stock subject to an Award or Option are resold to the Company or forfeited, whenever any shares of Common Stock are delivered to pay the exercise price of an Option or to satisfy the withholding obligation with respect to an Option or Award, or whenever the Company pays the benefit provided by any award granted under the Stock Incentive Plan in cash, those shares will then become available for grants of Options or Awards under the Stock Incentive Plan.

In order to comply with Section 162(m) of the Code, the Stock Incentive plan imposes limits on the number of shares with respect to which Options or Awards may be granted to any Eligible Participant in any calendar year. The Stock Incentive Plan provides that an Eligible Participant may not be granted Awards or Options in the aggregate in respect of more that 90,000 shares per calendar year. Further, the aggregate number of shares that may be issued or transferred by the Company upon the exercise of Incentive Stock Options will not exceed 1,950,000.

Plan Participants. The Committee or Mr. Bershad, to the extent authorized, may select any director, officer or other employee to receive Awards or Options under the Stock Incentive Plan. Currently, there are approximately 77 individuals participating in the Stock Incentive Plan.

Stock Price. Axsys’ stock price as of March 19, 2007 was $16.32 a share.

Awards Available under the Plan. Grants under the Stock Incentive Plan may take the form of Options to purchase shares of Common Stock, SARs, Restricted Stock and Performance Units, which we refer to collectively as, Stock Incentives. The Committee or Mr. Bershad, to the extent authorized, will determine the provisions of Stock Incentive awards, including whether the awards may be exercised all at once or in installments and at what prices they may be exercised.

Terms of Exercise. Each Option or SAR will be exercisable, in whole or in part, prior to its cancellation or termination, by written notice to the Company. With respect to the exercise of any Option, the Stock Incentive Plan requires that notice be accompanied by payment in full of the purchase price in cash, or if acceptable to the Committee, in shares of Common Stock or a combination of the two. To the extent permitted by law, the Company will be able to make loans to those participants as the Committee, in its discretion, may determine in connection with the exercise of Options in an amount up to the exercise price of the option plus any applicable withholding taxes.

Stock Options. Stock Options meeting the requirements of Section 422 of the Code, or Incentive Stock Options, and those that do not so qualify, or Non-Qualified Options, are both available for grant under the Stock Incentive Plan. The term of each Option, which will not be more than 10 years, and the purchase price of the Option, which will not be less than the fair market value at the time of grant, will be determined by the Committee or Mr. Bershad, to the extent authorized, at the time of grant. Each Option will be exercisable in such installments and at such times as may be designated by the Committee and any grant of Options may specify performance objectives that must be achieved as a condition to the exercise of the Option. The purchase price for shares of Common Stock purchased pursuant to the exercise of an Option may be paid in cash, by check or, at the discretion of the Committee and on the terms and conditions as the Committee approves, by transferring shares of Common Stock to the Company.

Options are not transferable except by will or by the laws of descent and distribution and may be exercised during the life of the optionee only by the optionee or his guardian or legal representative.

In the event of termination of employment due to death or disability, the Stock Incentive Plan permits the exercise of Options, to the extent then exercisable, for up to one year following termination of employment. In the event of termination of employment for cause, any and all Options will be immediately canceled. In the event of termination of employment by the Company for any other reason, Options, to the extent then exercisable, will be exercisable for a period of 90 days. If the optionee voluntarily terminates his employment, the Option, to the extent then exercisable, will be exercisable for a period of 10 days following termination. If the optionee’s employment terminates due to disability or by the Company for any reason other than for cause, and the optionee dies prior to the expiration of the period in which the Option may be exercised, the Option (to the extent exercisable at the time of the optionee’s termination of employment) will be exercisable for a period of one year following the optionee’s death, and shall thereafter terminate. In no event will the Option be exercisable beyond the term of the Option.

Stock Appreciation Rights. SARs may be granted by themselves or in conjunction with all or a portion of the shares covered by an Option under the Stock Incentive Plan. A SAR granted in conjunction with an Option will entitle the holder to receive the excess of the fair market value of a share of Common Stock at the date of exercise over the exercise price for each surrendered Option. That type of SAR is exercisable only at such times and to the extent that the related Options are exercisable and will be transferable only to the extent that the related Options are transferable. Upon exercise of such a SAR, the related Options will be canceled as to the number of shares of Common Stock on which the SAR was exercised.

The Stock Incentive Plan also permits the Committee to grant SARs unrelated to Options. In those cases, the Committee will determine the terms and conditions of SARs, including vesting (which may include the achievement of performance objectives) and duration, at the time of grant. Upon the exercise of such a SAR, the holder will receive the excess of the fair market value of a share of Common Stock at the date of exercise over the fair market value of a share of Common Stock on the date of the grant of the SAR. Such SARs will not be exercisable more than 10 years from the date of grant.

Payment of SARs will be made, at the discretion of the Committee, either solely in shares of Common Stock, solely in cash, by delivery of a note or other security, or in a combination of any of the foregoing.

Restricted Stock. The Committee may grant Restricted Stock, which entitles the holder to receive shares of Common Stock, subject to risk of forfeiture based upon certain conditions determined by the Committee. The Stock Incentive Plan provides that, subject to the restrictions of the Award Agreement, the holder of Restricted Stock is entitled to all rights of a stockholder with respect to the Restricted Stock, including the rights to vote and receive dividends. However, dividends and distributions will be held in escrow where they will accumulate interest until all restrictions are satisfied, lapsed or waived. Until the restrictions have lapsed, the shares may not be sold, transferred or otherwise disposed of.

Restrictions will lapse at the times and on the terms, conditions and satisfaction of performance objectives as the Committee determines. Upon the termination of employment of the grantee, all shares with respect to which restrictions have not lapsed must be resold by the grantee to the Company at the same price paid by the grantee or, if no price was paid for the shares, will be forfeited and automatically transferred back to the Company. However, in the event of termination of employment due to death or disability, the Committee may determine that the restrictions will immediately lapse. Upon the lapse of restrictions, the Committee will deliver a stock certificate to the grantee, free of all restrictions.

Performance Units. The Committee may grant Performance Units under the Stock Incentive Plan payable in shares of Common Stock, the fair market value of the shares in cash, or a combination of the two upon the attainment of certain performance objectives. The Committee will determine the performance objectives as well as other terms at the time of grant. The Stock Incentive Plan provides an exclusive list of permissible performance objectives, which may be applicable to Options and all other Awards: net earnings or net worth, return on equity or assets, earnings per share of Common Stock, share price of Common Stock, pre-tax profits, gross revenues, EBITDA (earnings before interest, taxes, depreciation and amortization), dividends, market share or market penetration, or any combination of the foregoing. Performance objectives may be determined before or after accounting changes, special charges, foreign currency effects, acquisitions, divestitures or other extraordinary events. Performance objectives may be absolute or may be relative to the performance of other companies. The Committee may specify a minimum acceptable level of achievement and will set forth a formula for determining the awards that will be earned if performance is at or above the minimum level, but falls short of full achievement of the specified performance objectives.

With respect to any Performance Unit intended to qualify under Section 162(m) of the Code, the Stock Incentive Plan requires the Committee to certify that the appropriate performance objectives were satisfied prior to the vesting, payment, settlement or lapsing of restrictions. In the event of termination of employment, any nonvested Performance Units will be forfeited unless otherwise determined by the Committee. Amounts payable with respect to Performance Units may not be transferable by a grantee other than by will or by the laws of descent and distribution.

Non-Employee Director Awards. The Board may, from time to time, upon such terms and conditions and in such amounts as it may determine, authorize the granting to Non-Employee Directors Options to purchase shares of Common Stock, SARs, Restricted Stock and Performance Units. Each grant of an Award to a Non-Employee Director will be upon such terms and conditions as approved by the Committee. If a Non-Employee Director subsequently becomes an employee of the Company or a Subsidiary while remaining a member of the Board, any

Award or Option held under the Plan by such individual at the time of such commencement of employment will not be affected thereby.

In the event of termination of directorship due to death or disability, the Stock Incentive Plan permits the exercise of Options, to the extent then exercisable, for up to one year following termination of directorship. In the event of termination of directorship for cause, any and all Options will be immediately canceled. In the event of termination of directorship by the Company for any other reason, Options, to the extent then exercisable, will be exercisable for a period of 90 days. If the directorship is terminated by the Company for any reason other than for cause, and the optionee dies prior to the expiration of the period in which the Option may be exercised, the Option (to the extent exercisable at the time of the optionee’s termination of directorship) will be exercisable for a period of one year following the optionee’s death, and shall thereafter terminate.

In the event that a Grantee ceases to be a Non-Employee Director of the Company, all Shares of Restricted Stock with respect to which restrictions have not lapsed shall be resold by the Grantee to the Company at the same price, if any, paid by the Grantee for such Shares or shall be forfeited and automatically transferred to and reacquired by the Company at no cost to the Company if no purchase price had been paid for such Shares. In the event that a Grantee ceases to be a Non-Employee Director of the Company prior to the expiration of an award period for any reason, any nonvested Performance Units previously awarded to said Eligible Participant shall be forfeited unless the Committee in its discretion determines that some part or all of said Performance Units shall continue in effect under the Plan to the extent the applicable performance objectives are satisfied within the award period.

Adjustments. In the event of a reclassification, re-capitalization, merger, consolidation, reorganization, issuance of warrants or rights, stock dividend, stock split or reverse stock split, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise, the Committee may make adjustments to the maximum number and class of shares of stock with respect to which Stock Incentives may be granted, the number and class of shares or units as to which Stock Incentives have been granted and the purchase price therefore.

Effect of Certain Transactions. In the event of a merger or consolidation or the sale of all or substantially all of the Company’s assets, the Company may provide for the assumption of Stock Incentives, the substitution of new options or awards for Stock Incentives or for the surrender of outstanding Stock Incentives with the payment of cash in consideration therefore.

The Stock Incentive Plan provides that, except as otherwise determined by the Committee at the time of grant of an Option or Award, upon a Change in Control, all outstanding Options and SARs shall become vested and exercisable; all restrictions on Restricted Stock shall lapse, all performance goals shall be deemed achieved at target levels and all other terms and conditions met; and all Performance Units shall be delivered as promptly as practicable. The Committee may, in its sole discretion, provide (in the applicable option agreement, award agreement or otherwise) for payments in consideration for the exercise of, surrender or repurchase of an Option or Award upon a Change in Control.

Amendment of the Plan. The Board may amend the Stock Incentive Plan at any time, except that any amendment that must be approved by the stockholders of the Company to comply with applicable law or rules of the Nasdaq Stock Market will not be effective unless such approval has been obtained. Further, rights and obligations under any Stock Incentive granted before an amendment will not be altered or impaired by the amendment without the consent of the optionee or grantee.

No Repricing. The Company may not reprice options or SARs without shareholder approval.

Withholding of Taxes. The Company has the right to deduct from any cash distribution an amount equal to the federal, state and local income taxes and other amounts required to be withheld with respect to a Stock Incentive and has the right to require an optionee or grantee, prior to the delivery of shares upon exercise of an Option or Award, to pay to the Company the amount of any federal, state and local income taxes and other amounts required to be withheld.

Interpretation. The Stock Incentive Plan includes certain rules of interpretation and administration. Under these rules, the Board will be authorized to amend the Stock Incentive Plan and modify Option or Award

Agreements to ensure compliance with the reporting requirements of the Exchange Act and with Exchange Act Rule 16b-3. In addition, the Stock Incentive Plan provides that (except in certain instances regarding payments made upon a change in control), unless otherwise stated in the applicable Option or Award Agreement, each Option, SAR and Performance Unit granted to an executive officer of the Company is intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, and that the Committee is prohibited from exercising any discretion which would jeopardize that treatment. Finally, these rules will permit the Board or the Committee selectively to apply provisions designed to satisfy the requirements of Section 162(m) of the Code only to those individuals whose compensation is subject to that section.

Compliance with Section 409A of the Internal Revenue Code. The American Jobs Creation Act of 2004, enacted on October 22, 2004, revised the federal income tax law applicable to certain types of awards that may be granted under the Stock Incentive Plan. To the extent applicable, it is intended that the Stock Incentive Plan and any grants made thereunder comply with the provisions of Section 409A of the Code. The Stock Incentive Plan and any grants made thereunder will be administrated in a manner consistent with this intent, and any provision that would cause the Stock Incentive Plan or any grant made thereunder to fail to satisfy Section 409A will have no force and effect until amended to comply with Section 409A (which amendment may be retroactive to the extent permitted by Section 409A and may be made by the Company without the consent of participants).

Certain Federal Income Tax Consequences

The following is a brief summary of the principal federal income tax consequences of Awards under the Stock Incentive Plan based upon current federal income tax laws. The Stock Incentive Plan is not qualified under Section 401(a) of the Code. The summary is not intended to be comprehensive and, among other things, does not describe state, local or foreign tax consequences.

Stock Options. Generally, an optionee will not recognize taxable income at the time of grant of a Non-Qualified Option. Upon exercise of the Option, the difference between the fair market value of the shares on the date of exercise and the exercise price will be taxable as ordinary income to the optionee. If that amount is included in income or the Company satisfies applicable reporting requirements, the Company will receive a commensurate tax deduction at the time of exercise, subject to the deduction limitation under Section 162(m) of the Code (which is discussed below).

An optionee will generally not recognize taxable income at the time of grant or exercise of an Incentive Stock Option, and the Company will not be entitled to a tax deduction with respect to that grant or exercise. However, upon exercise, the difference between the fair market value of the shares and the exercise price is an item of tax preference subject to the possible application of the alternative minimum tax.

Generally, if an optionee holds shares acquired upon the exercise of an Incentive Stock Option for at least one year after the date of exercise and for at least two years after the date of grant upon disposition of the shares by the optionee, the difference, if any, between the sales price of the shares and the exercise price will be treated as long-term capital gain or loss to the optionee. Upon a sale or other disposition of shares acquired upon the exercise of an Incentive Stock Option within one year after the transfer of the shares to the optionee or within two years after the date of grant, which we refer to as a disqualifying disposition, the excess of (a) the lesser of (i) the fair market value of the shares at the time of exercise of the Option and (ii) the amount realized on the disqualifying disposition of the shares over (b) the exercise price of the shares, should constitute ordinary income to the optionee and the Company should be entitled to a deduction in the amount of that income, subject to the deduction limitation under Section 162(m) of the Code. The excess, if any, of the amount realized on a disqualifying sale over the fair market value of the shares at the time of the exercise generally will constitute short-term or long-term capital gain, depending on whether the shares have been held for at least twelve months after the date of exercise.

If an Option is exercised through the use of shares previously owned by the optionee, the exercise generally will not be considered a taxable disposition of the previously-owned shares and thus no gain or loss will be recognized with respect to the shares upon exercise. However, if an Incentive Stock Option is exercised through the use of previously-owned shares that were acquired upon the exercise of an Incentive Stock Option, and the holding period requirement for those shares is not satisfied at the time they are used to exercise the Option, that use will constitute a disqualifying disposition of the previously-owned shares resulting in the recognition of ordinary income in the amount described above with respect to disqualifying dispositions.

Stock Appreciation Rights. No income will be realized by a grantee in connection with the grant of a SAR. The grantee must include in ordinary income the amount of cash received and the fair market value on the exercise date of any shares received upon the exercise of a SAR. If the Company satisfies applicable reporting requirements, the Company will be entitled to a deduction, subject to the deduction limitation under Section 162(m) of the Code, equal to the amount included in the grantee’s income by reason of the exercise of a SAR.

Restricted Stock. A grant of Restricted Stock generally does not constitute a taxable event for a grantee or the Company. However, the grantee will be subject to tax, at ordinary income rates, when any restrictions on ownership of the Restricted Stock lapse. If the Company satisfies applicable reporting requirements, the Company will be entitled to a commensurate deduction at that time, subject to the deduction limitation under Section 162(m) of the Code.

A grantee may elect to recognize taxable ordinary income at the time Restricted Stock is awarded in an amount equal to the fair market value of the shares at the time of grant, determined without regard to any forfeiture restrictions. If such an election is made and if the Company satisfies applicable reporting requirements, the Company will be entitled to a deduction at that time in the same amount, subject to the deduction limitation under Section 162(m) of the Code. Future appreciation of the shares will be taxed at the capital gains rate when the shares are sold. However, if, after making such election, the shares are forfeited, the grantee will be unable to claim a deduction.

Performance Units. Generally, a grantee will not recognize any taxable income and the Company will not be entitled to a deduction upon the award of Performance Units. At the time the grantee receives a payment in respect of Performance Units, the fair market value of any shares or the amount of any cash received in payment for such Performance Units generally is taxable to the grantee as ordinary income and, if the Company satisfies applicable reporting requirements, the Company will be entitled to a tax deduction, subject to the deduction limitation under Section 162(m) of the Code.

Deductibility of Executive Compensation. Section 162(m) of the Code generally disallows a federal income tax deduction to any publicly held company for compensation paid in excess of $1 million in any taxable year to the chief executive officer or any of the other four most highly compensated executive officers employed by the company on the last day of the taxable year. Exceptions are made for, among other things, qualified “performance-based compensation.” Qualified performance-based compensation means compensation paid solely on account of the attainment of objective performance goals, provided that (i) performance goals are established by a compensation committee consisting solely of two or more outside directors, (ii) the material terms of the performance-based compensation are disclosed to and approved by shareholders in a separate shareholder vote prior to payment and (iii) prior to payment, the compensation committee certifies that the performance goals were attained and other material terms were satisfied. The Stock Incentive Plan is designed to conform with the performance-based compensation exception to Section 162(m) of the Code.

Section 280G of the Code. Under certain circumstances, the accelerated vesting or exercise of Options or SARs or the accelerated lapse of restrictions with respect to other Awards in connection with a Change in Control of the Company might be deemed an “excess parachute payment” for purposes of the golden parachute tax provisions of Section 280G of the Code. To the extent it is so considered, the grantee may be subject to a 20% excise tax and the Company may be denied a tax deduction.

New Plan Benefits

It is not possible to determine specific amounts and types of awards that may be awarded under the Stock Incentive Plan because the grant of awards under the Stock Incentive Plan is discretionary.

The Board unanimously recommends a vote FOR
the amendment to the Stock Incentive Plan.

Long-Term Stock Incentive Plan Table

The following table gives information about shares of common stock that may be issued under the Company’s existing Stock Incentive Plan as of December 31, 2006.

Plan category	Number of shares of common stock to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding price of options, warrants and rights (b)	Number of shares of common stock remaining available for further issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by stockholders	928,616	$11.80	220,902
Equity compensation plans not approved by stockholders	—	—	—
Total	928,616	$11.80	220,902

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires Axsys’ directors, executive officers and any persons who beneficially own more than 10% of a registered class of Axsys’ equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of Axsys. Officers, directors and stockholders owning more than 10% are required by SEC regulation to furnish Axsys with copies of all Section 16(a) reports they file. To Axsys’ knowledge, based solely on the information furnished to Axsys, all applicable Section 16(a) filing requirements were complied with during the year ended December 31, 2006.

STOCKHOLDER PROPOSALS FOR 2007 ANNUAL MEETING

Stockholders who intend to present proposals at the next annual meeting of stockholders, and who wish to have such proposals included in the proxy statement and form of proxy for such meeting, pursuant to the mechanism provided by SEC rules, must submit such proposals in writing to the Secretary of Axsys Technologies, Inc., 175 Capital Boulevard, Suite 103, Rocky Hill, Connecticut 06067, and such notice must be received no later than November 24, 2007.

Stockholders who do not wish to use the mechanism provided by SEC rules in proposing a matter for action at the next annual meeting must notify Axsys in writing of the proposal and the information required by the provisions of Axsys’ By-Laws dealing with stockholder proposals. The notice must be submitted in writing to Axsys generally not less than 60 days nor more than 90 days in advance of an annual meeting. It is presently anticipated that next year’s annual meeting will be held on May 8, 2008 and, accordingly, any stockholder proposal for next year’s meeting submitted to Axsys on or between February 8, 2008 and March 9, 2008 will be considered submitted on a timely basis. With respect to any proposals that are not filed timely, proxies solicited by Axsys for the 2007 Annual Meeting may confer discretionary authority to vote on any of those proposals. A copy of Axsys’ By-Laws that describes the advance-notice procedures can be obtained from the Secretary of Axsys.

Axsys knows of no other matter to be brought before the meeting. If any other matter requiring a vote of the stockholders should come before the meeting, it is the intention of the persons named in the proxy to vote with respect to any matter in accordance with their best judgment.

ANNUAL REPORT ON FORM 10-K

A copy of Axsys’ Annual Report on Form 10-K for the fiscal year ended December 31, 2006, as filed with the SEC, will be provided to stockholders without charge upon receipt of a written request to: Investor Relations, Axsys Technologies, Inc., 175 Capital Boulevard, Suite 103, Rocky Hill, Connecticut 06067.

March 22, 2007

EXHIBIT A

AMENDED AND RESTATED LONG-TERM STOCK INCENTIVE PLAN
(AS PROPOSED TO BE AMENDED)

1.	PURPOSE. The Purposes of the Plan are to provide additional incentive to those directors, officers and other employees of the Company and its Subsidiaries whose substantial contributions are essential to the continued growth and success of the Company’s business in order to strengthen their commitment to the Company and its Subsidiaries, to motivate such officers and employees to faithfully and diligently perform their assigned responsibilities and to attract and retain competent and dedicated individuals whose efforts will further the long-term growth and profitability of the Company. The purpose of the Plan is also to secure for the Company and its stockholders the benefits of the incentive inherent in increased common stock ownership by the members of the Board who are not employees of the Company or any of its subsidiaries. To accomplish such purposes, the Plan provides that the Company may grant Incentive Stock Options, Nonqualified Stock Options, Restricted Stock Awards, Performance Units or Stock Appreciation Rights.

2.	DEFINITIONS. For purposes of this Plan:

(a)	“Award” means a grant of Restricted Stock, Performance Units or Stock Appreciation Rights, or any or all of them.

(b)	“Award Agreement” means the written agreement between the Company and a Grantee evidencing the grant of an Award and setting forth the terms and conditions thereof.

(c)	“Board” means the Board of Directors of the Company.

(d)	“Cause” means the willful failure by an Optionee or Grantee to perform his duties with the Company or with the Subsidiary or the willful engaging in conduct, which is injurious to the Company or any Subsidiary, monetarily or otherwise.

(e)	“Change in Capitalization” means any increase, reduction, change or exchange of Shares for a different number or kind of shares or other securities of the Company by reason of a reclassification, re-capitalization, merger, consolidation, reorganization, issuance of warrants or rights, stock dividend, stock split or reverse stock split, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise.

(f)	“Code” means the Internal Revenue Code of 1986, as amended.

(g)	“Committee” means a committee, consisting of at least two directors of the Company, which is appointed by the Board to administer the Plan and to perform the functions set forth herein; provided, however, that if the Committee consists of less than the entire Board, each member shall be a “non-employee director” within the meaning of Exchange Act Rule 16b-3; provided, further, however, that to the extent necessary for any Option or Award intended to qualify as performance—based compensation under Section 162(m) of the Code to so qualify, each member of the Committee shall be an “outside director” within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder. Notwithstanding the preceding sentence, the Board may, in its discretion, establish another committee and delegate to this committee any or all of the authority and responsibility of the Committee with respect to grants of Options or Awards to Eligible Participants who are not named executive officers of the Company on the date such Options or Awards are granted. Such other committee may consist of one or more directors. To the extent that the Board has delegated the authority and responsibility of the Committee to such other committee, all references to the Committee in the Plan shall be to such other committee.

(h)	“Company” means Axsys Technologies, Inc., a Delaware corporation.

(i)	“Disability” means the condition which results when an individual has become permanently and totally disabled within the meaning of Section 22(e)(3) of the Code.

(j)	“Eligible Participant” means any director, officer or employee of the Company or a Subsidiary designated by the Committee as eligible to receive Options or Awards subject to the conditions set forth herein.

(k)	“Exchange Act” means the Securities Exchange Act of 1934, as amended.

(l)	“Fair Market Value” means the fair market value of the Shares as determined by the Committee in its sole discretion; provided, however, that (A) if the Shares are listed on a national securities exchange, including without limitation the Nasdaq Global Select Market or The Nasdaq Global Market or the Nasdaq Capital Market of the Nasdaq Stock Market (“Nasdaq”), Fair Market Value on any date shall be the closing sales price for the Shares (or the closing bid, if no sales were reported) on such date as such price is officially reported on Nasdaq or as such price is quoted in the composite tape of transactions on such exchange; or (B) if the Shares are admitted to quotation on Nasdaq but selling prices are not reported, Fair Market Value on any date shall be the average of the high bid and low asked prices on the date of determination, or on the last day on which there are quoted prices prior to the date of determination.

(m)	“Grantee” means a person to whom an Award has been granted under the Plan.

(n)	“Incentive Stock Option” means an Option that is intended to satisfy the requirements of Section 422 of the Code and is designated an Incentive Stock Option at the time of grant.

(o)	“Named Executive Officers” means any officer of the Company as defined by section 16(a) of the Securities Exchange Act of 1934.

(p)	“Non-Employee Director” means any director of the Company who is not an employee of the Company or any of its Subsidiaries.

(q)	“Nonqualified Stock Option” means an Option, which is designated at the time of grant as not constituting an Incentive Stock Option.

(r)	“Option” means an Incentive Stock Option, a Nonqualified Stock Option, or either or both of them.

(s)	“Option Agreement” means the written agreement between the Company and an Optionee evidencing the grant of an Option and setting forth the terms and conditions thereof.

(t)	“Optionee” means a person to whom an Option has been granted under the Plan.

(u)	“Parent” means any corporation that, with respect to the Company, is described in section 424(e) of the Code.

(v)	“Performance Unit” means a performance unit granted under Section 9 of the Plan

(w)	“Plan” means the Amended and Restated Long-Term Stock Incentive Plan as set forth in this instrument and as it may be further amended from time to time.

(x)	“Restricted Stock” means Shares issued or transferred to an Eligible Participant, which are subject to restrictions as provided in Section 8 hereof.

(y)	“Shares” means the common stock, par value $.01 per share, of the Company (including any new, additional or different stock or securities resulting from a Change in Capitalization).

(z)	“Stock Appreciation Right” means a right to receive all or some portion of the increase in the value of shares of Common Stock as provided in Section 7 hereof.

(aa)	“Subsidiary” means any corporation that, with respect to the Company, is described in Section 424(f) of the Code.

(ab)	“Successor Corporation” means a corporation, or a Parent or Subsidiary thereof, which issues or assumes a stock option in a transaction to which Section 424(a) of the Code applies.

3.	ADMINISTRATION.

(a)	The Plan shall be administered by the Committee, which shall hold meetings at such times as may be necessary for the proper administration of the Plan. The Committee shall keep minutes of its meetings. A majority of the Committee shall constitute a quorum and a majority of a quorum may authorize any action. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, the Options or the Awards, and all members of the Committee shall be fully indemnified and held harmless by the Company with respect to any such action, determination or interpretation.

(b)	Subject to the express terms and conditions set forth herein, the Committee shall have the power from time to time:

(1)	to determine those Eligible Participants to whom Options shall be granted under the Plan and the number of Shares subject to Incentive Stock Options and/or Nonqualified Options to be granted to each Eligible Participant and to prescribe the terms and conditions (which need not be identical) of each Option, including the purchase price per share of each Option;

(2)	to select those Eligible Participants to whom Awards shall be granted under the Plan and to determine the number of Performance Units, shares of Restricted Stock and/or Stock Appreciation Rights to be granted pursuant to each Award, the terms and conditions of each Award, including the restrictions or performance criteria relating to such units, shares or rights, the purchase price per share, if any, of Restricted Stock, the maximum value, if any, of the amount payable pursuant to each Performance Unit and whether Stock Appreciation Rights will be granted alone or in conjunction with an Option;

(3)	to construe and interpret the Plan and the Options and Awards granted thereunder and to establish, amend and revoke rules and regulations for the administration of the Plan, including, but not limited to, correcting any defect or supplying any omission, or reconciling any inconsistency in the Plan or in any Agreement, in the manner and to the extent it shall deem necessary or advisable to make the Plan fully effective, and all decisions and determinations by the Committee in the exercise of this power shall be final and binding upon the Company or a Subsidiary, the Optionees and the Grantees, as the case may be;

(4)	to determine the duration and purposes for leaves of absence which may be granted to an Optionee or Grantee without constituting a termination of employment or service for purposes of the Plan; and

(5)	generally, to exercise such powers and to perform such acts as are deemed necessary or advisable to promote the best interest of the Company with respect to the Plan.

4.	STOCK SUBJECT TO PLAN.

(a)	The maximum number of Shares that may be issued or transferred pursuant to Options and Awards under this Plan is 1,950,000 (or the number and kind of shares of stock or other securities which are substituted for those Shares or to which those Shares are adjusted upon a Change in Capitalization) and the Company shall reserve for the purposes of the Plan, out of its authorized but unissued Shares or out of Shares held in the Company’s treasury, or partly out of each, such number of Shares as shall be determined by the Board. The aggregated number of shares actually issued or transferred by the Company upon the exercise of Incentive Stock Options will not exceed 1,950,000.

(b)	Whenever any outstanding Option or portion thereof expires, is cancelled or is otherwise terminated (other than by exercise of the Option or any related Stock Appreciation Right), the shares of Common Stock allocable to the unexercised portion of such Option may again be the subject of Options and Awards hereunder.

(c)	Whenever any Shares subject to an Award or Option are resold to the Company, or are forfeited for any reason pursuant to the terms of the Plan, or any Shares are delivered to pay the exercise price of an Option or to satisfy the withholding obligation with respect to an Option or Award, any such Shares may again be the subject of Options and Awards hereunder. Upon payment in cash of the benefit provided by any award granted under the Plan, any shares that were covered by that Option Award will again be available for issue or transfer hereunder.

(d)	An eligible participant may not be granted Options and Awards in the aggregate in respect of more than 90,000 Shares per calendar year.

5.	ELIGIBILITY. Subject to the provisions of the Plan, the Committee shall have full and final authority to select those Eligible Participants who will receive Options and/or Awards; provided, however, that no Eligible Participant shall receive any Incentive Stock Option unless he is an employee of the Company or a Subsidiary at the time the Incentive Stock Option is granted.

6.	STOCK OPTIONS. The Committee may grant Options in accordance with the Plan, the terms and conditions of which shall be set forth in an Option Agreement. Each Option and Option Agreement shall be subject to the following conditions:

(a)	PURCHASE PRICE. The purchase price, which shall not be less than the Fair Market Value on the date of grant of the Option, or the manner in which the purchase price is to be determined for Shares under each Option shall be set forth in the Option Agreement.

(b)	DURATION. Options granted hereunder shall be for such term as the Committee shall determine. The Committee may, subsequent to the granting of any Option, extend the term thereof. Notwithstanding the foregoing, no option will be exercisable more than 10 years from the date of the Option.

(c)	NON-TRANSFERABILITY. No Option granted hereunder shall be transferable by the Optionee to whom granted otherwise than by will or the laws of descent and distribution, and an Option may be exercised during the life time of such Optionee only by the Optionee or his guardian or legal representative. The terms of such Option shall be binding upon the beneficiaries, executors, administrators, heirs and successors of the Optionee.

(d)	VESTING. Subject to Section 12(b) hereof, each Option shall be exercisable in such installments (which need not be equal) and at such times as may be designated by the Committee and set forth in the Option Agreement. Any grant of Options may specify performance objectives that must be achieved as a condition to the exercise of such Option. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Option expires. The Committee may accelerate the exercisability of any Option or portion thereof at any time.

(e)	METHOD OF EXERCISE. The exercise of an Option shall be made only by a written notice delivered in person or by mail to the Secretary of the Company at the Company’s principal executive office, specifying the number of Shares to be purchased and accompanied by payment therefore and otherwise in accordance with the Option Agreement pursuant to which the Option was granted. The purchase price for any Shares purchased pursuant to the exercise of an Option shall be paid in full upon such exercise in cash, by check, or at the discretion of the Committee and upon such terms and conditions as the Committee shall approve, by transferring Shares to the Company. Any Shares transferred to the Company as payment of the purchase price under an Option shall be valued at their Fair Market Value on the day preceding the date of exercise of such Option. If requested by the Committee, the Optionee shall deliver the Option Agreement evidencing the Option and the Option Agreement evidencing any related Stock Appreciation Right to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such agreement(s), to the Optionee. No less than 100 Shares may be purchased at any time upon the exercise of an Option unless the number of Shares so purchased constitutes the total number of Shares then purchasable under the Option.

(f)	RIGHTS OF OPTIONEES. No Optionee shall be deemed for any purpose to be the owner of any Shares subject to any Option unless and until (i) the Option shall have been exercised pursuant to the terms thereof, (ii) the Company shall have issued and delivered the shares to the Optionee, and (iii) the Optionee’s name shall have been entered as a stockholder of record on the books of the Company.

Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such Shares.

(g)	TERMINATION OF EMPLOYMENT. In the event that an Optionee ceases to be employed by the Company or any Subsidiary, any outstanding Options held by such Optionee shall, unless the Option Agreement evidencing such Option provides otherwise, terminate on the earliest of the following:

(1)	If the Optionee’s termination of employment is due to his death or Disability, the Option (to the extent exercisable at the time of the Optionee’s termination of employment) shall be exercisable for a period of one (1) year following such termination of employment, and shall thereafter terminate;

(2)	If the Optionee’s termination of employment is by the Company or a Subsidiary for Cause, the Option shall terminate on the date of the Optionee’s termination of employment;

(3)	(a) If the Optionee’s termination of employment is by the Company or any Subsidiary for any other reason (including an Optionee’s ceasing to be employed by a Subsidiary as a result of the sale of such Subsidiary or an interest in such Subsidiary), the Option (to the extent exercisable at the time of the Optionee’s termination of employment) shall be exercisable for a period of ninety (90) days following such termination of employment, and shall thereafter terminate; and (b) If the Optionee’s termination of employment is by the Optionee (other than as set forth in paragraph (1) above) the Option (to the extent exercisable at the time of the Optionee’s termination of employment) shall be exercisable for a period of ten (10) days following such termination of employment and shall thereafter terminate; and (c) If the Optionee’s employment terminates due to Disability (as described in paragraph (1) above) or under circumstances described in paragraph (3)(a) above, and the Optionee dies prior to the permissible period of exercise for any outstanding Option then held by the Optionee, the Option (to the extent exercisable at the time of the Optionee’s termination of employment) shall be exercisable for a period of one (1) year following the Optionee’s death, and shall thereafter terminate.

(4)	Notwithstanding the foregoing, in no event will the Option be exercisable beyond the term of the Option.

Notwithstanding the foregoing, the Committee may provide, either at the time an Option is granted or thereafter, that the Option may be exercised after the periods provided for in this Section 6(g), but in no event beyond the term of the Option.

(h)	Subject to the terms of the Plan, the Committee may modify outstanding Options or accept the surrender of outstanding Options (to the extent not exercised) and grant new Options in substitution therefore. Notwithstanding the foregoing, no modification of an Option shall alter or impair any rights or obligations under the Option without the Optionee’s consent.

7.	STOCK APPRECIATION RIGHTS. The Committee may, in its discretion, either alone or in connection with the grant of an Option, grant Stock Appreciation Rights in accordance with the Plan, the terms and conditions of which shall be set forth in an Award Agreement. If granted in connection with an Option, a Stock Appreciation Right shall cover the same Shares covered by the Option (or such lesser number of Shares as the Committee may determine) and shall, except as provided in this Section 7, be subject to the same terms and conditions as the related Option.

(a)	TIME OF GRANT. A Stock Appreciation Right may be granted:

(1)	at any time if unrelated to an Option; or

(2)	if related to an Option at the time of grant.

(b)	STOCK APPRECIATION RIGHTS RELATED TO AN OPTION.

(i)	PAYMENT. A Stock Appreciation Right granted in connection with an Option shall entitle the holder thereof, upon exercise of the Stock Appreciation Right or any portion thereof, to receive payment of an amount computed pursuant to Section 7(b)(iii).

(ii)	EXERCISE. A Stock Appreciation Right granted in connection with an Option shall be exercisable at such time or times and only to the extent that the related Option is exercisable, and will not be transferable except to the extent the related Option may be transferable. A Stock Appreciation Right granted in connection with an Incentive Stock Option shall be exercisable only if the Fair Market Value of a Share on the date of exercise exceeds the purchase price specified in the related Incentive Stock Option.

(iii)	AMOUNT PAYABLE. Except as otherwise provided in an Award Agreement (as contemplated by Section 12, upon the exercise of a Stock Appreciation Right related to an Option, the Grantee shall be entitled to receive an amount determined by multiplying (A) the excess of the Fair Market Value of a Share on the date of exercise of such Stock Appreciation Right over the per Share purchase price under the related Option, by (b) the number of Shares as to which such Stock Appreciation Right is being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit in the Award Agreement evidencing the Stock Appreciation Right at the time it is granted.

(iv)	TREATMENT OF RELATED OPTIONS AND STOCK APPRECIATION RIGHTS UPON EXERCISE. Upon the exercise of a Stock Appreciation Right granted in connection with an Option, the Option shall be canceled to the extent of the number of Shares as to which the Stock Appreciation Right is exercised, and upon the exercise of an Option granted in connection with a Stock Appreciation Right or the surrender of such Option as may be provided for in any Option Agreement, the Stock Appreciation Right shall be cancelled to the extent of the number of Shares as to which the Option is exercised or surrendered.

(v)	CUMULATIVE EXERCISE OF STOCK APPRECIATION RIGHT AND OPTION. Not withstanding Section 7(b)(iv), the Committee may provide, either at the time a Stock Appreciation Right is granted in connection with a Nonqualified Stock Option or thereafter during the term of the Stock Appreciation Right, that, upon exercise of such Option or the surrender of the Option as may be provided for in any Option Agreement, the Stock Appreciation Right shall automatically be deemed to be exercised to the extent of the number of Shares as to which the Option is exercised or surrendered. In such event, the Grantee shall be entitled to receive the amount described in Section 7(b)(iii) or, if otherwise provided for in the Award Agreement, as set forth therein, in addition to the Shares acquired or cash received pursuant to the exercise or surrender of the Option. The inclusion in an Award Agreement evidencing a Stock Appreciation Right of a provision described in this Section 7(b)(v) may be in addition to and not in lieu of the right to exercise the Stock Appreciation Right as otherwise provided herein and in the Award Agreement.

(c)	STOCK APPRECIATION RIGHTS UNRELATED TO AN OPTION. The Committee may grant to Eligible Participants Stock Appreciation Rights unrelated to Options. Stock Appreciation Rights unrelated to Options shall contain such terms and conditions as to exercisability, vesting (including the achievement of the performance objectives) and duration as the Committee shall determine. Except as otherwise provided in an Award Agreement (as contemplated by Section 12), the amount payable upon exercise of such Stock Appreciation Rights shall be determined in accordance with Section 7(b)(iii), except that “Fair Market Value of a Share on the date of the grant of the Stock Appreciation Right” shall be substituted for “purchase price under the related Option.” No Stock Appreciation Right unrelated to an Option will be exercised more than 10 years from the date of a grant of such Stock Appreciation Right.

(d)	METHOD OF EXERCISE. Stock Appreciation Rights shall be exercised by a Grantee only by a written notice delivered in person or by mail to the Secretary of the Company at the Company’s principal executive office, specifying the number of Shares with respect to which the Stock Appreciation Right is being exercised. If requested by the Committee, the Grantee shall deliver the Award Agreement evidencing the Stock Appreciation Right being exercised and the Option Agreement evidencing any related Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such agreement(s) to the Grantee.

(e)	FORM OF PAYMENT. Payment of the amount determined under Sections 7(b)(iii) or 7(c), shall be made, at the sole discretion of the Committee, either (i) solely in whole shares of Common Stock in a number determined at their Fair Market Value on the date of exercise of the Stock Appreciation Right, (ii) solely in cash, (iii) by delivery of a note or other security, or (iv) in a combination of any of the foregoing. If the Committee decides to make full payment in Shares, and the amount payable results in a fractional Share, payment for the fractional Share will be made in cash.

8.	RESTRICTED STOCK. The Committee may grant Awards of Restricted Stock which shall be evidenced by an Award Agreement between the Company and the Grantee. Each Award Agreement shall contain such restrictions, terms and conditions as the Committee may require and (without limiting the generality of the foregoing) such Award Agreements may require that an appropriate legend be placed on Share certificates. Awards of Restricted Stock shall be subject to the following terms and provisions:

(a)	RIGHTS OF GRANTEE.

(i)	Shares of Restricted Stock granted pursuant to an Award hereunder shall be issued in the name of the Grantee as soon as reasonably practicable after the Award is granted and the purchase price, if any, is paid by the Grantee, provided that the Grantee has executed an Award Agreement evidencing the Award, an escrow agreement, appropriate stock powers and any other documents which the Committee, in its absolute discretion, may require as a condition to the issuance of such Shares. If a Grantee shall fail to execute the Award Agreement evidencing a Restricted Stock Award, an escrow agreement or appropriate blank stock powers or shall fail to pay the purchase price, if any, for the Restricted Stock, the Award shall be null and void. Shares issued in connection with a Restricted Stock award shall be deposited together with the stock powers with an escrow agent designated by the Committee. Except as restricted by the terms of the Award Agreement, upon delivery of the Shares to the escrow agent, the Grantee shall have all of the rights of a stockholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.

(ii)	If a Grantee receives any dividends or other distributions with respect to any Shares which were awarded to him as Restricted Stock prior to the lapsing of restrictions imposed upon such Shares, such dividends and distributions shall be held by the escrow agent subject to the restrictions and obligations (including forfeiture provisions) provided by this Plan. Any such dividends and distributions shall be held by the escrow agent for the account of the Grantee prior to the earlier of (i) the lapsing of restrictions imposed upon such Shares and (ii) the forfeiture of such Shares; and, upon the lapsing of such restrictions, there shall be credited to the Grantee interest at a rate to be determined by the Committee on any cash dividend paid thereon for the period held by the escrow agent pursuant hereto.

(b)	NON-TRANSFERABILITY. Until any restrictions upon the Shares of Restricted Stock awarded to a Grantee shall have lapsed in the manner set forth in Section 8(c), such Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated, nor shall they be delivered to the Grantee. Upon the termination of employment of the Grantee, all of such Shares with respect to which restrictions have not lapsed shall be resold by the Grantee to the Company at the same price, if any, paid by the Grantee for such Shares or shall be forfeited and automatically transferred to and reacquired by the Company at no cost to the Company if no purchase price had been paid for such Shares. The Committee may also impose such other restrictions and conditions on the Shares as it deems appropriate.

(c)	LAPSE OF RESTRICTIONS.

(i)	Restrictions upon Shares of Restricted Stock awarded hereunder shall lapse at such time or times and on such terms, conditions and satisfaction of performance objectives (as described in Section 9(a)) as the Committee may determine; provided, however, that the restrictions upon such Shares shall lapse only if the Grantee on the date of such lapse is then and has continuously been an employee or director, as applicable, of the Company or a Subsidiary from the date the Award was granted.

(ii)	In the event of termination of employment or directorship, as applicable, as a result of the death or Disability of a Grantee, the Committee, in its absolute discretion, may determine that the restrictions upon some or all Shares of Restricted Stock awarded to the Grantee shall thereupon immediately lapse. The Committee may also decide at any time, in its absolute discretion and on such terms and conditions as it deems appropriate, to remove or modify the restrictions upon Shares of Restricted Stock awarded hereunder.

(d)	DELIVERY OF SHARES. Upon the lapse of the restrictions on Shares of Restricted Stock awarded hereunder, the Committee shall cause a stock certificate to be delivered to the Grantee with respect to such Shares, free of all restrictions.

9.	PERFORMANCE UNITS. The Committee may grant Performance Units, the terms and conditions of which shall be set forth in an Award Agreement between the Company and the Grantee. Each Performance Unit shall represent the right to receive a Share, or a cash payment equal to the Fair Market Value thereof, contingent upon the Company’s attainment of specified performance objectives within a specified award period. Each Award Agreement shall specify the number of the Performance Units to which it relates, the performance objectives which must be satisfied in order for the Performance Units to vest, and the award period within which such objectives must be satisfied.

(a)	PERFORMANCE OBJECTIVES. Performance objectives relating to any Option or Award may be expressed in terms of (a) net earnings or net worth, (b) return on equity or assets, (c) earnings per Share, (d) Share price, (e) pre-tax profits, (f) gross revenues, (g) EBITDA, (h) dividends, (i) market share or market penetration or (j) any combination of the foregoing, and may be determined before or after accounting changes, special charges, foreign currency effects, acquisitions, divestitures or other extraordinary events. Performance objectives may be absolute or relative to the performance of other companies. Each grant may specify in respect of such performance objectives, a minimum acceptable level of achievement and will set forth the formula for determining the number of Options or Awards that will be earned if performance is at or above the minimum level but falls short of full achievement of the specified performance objectives.

(b)	VESTING AND FORFEITURE. A Grantee shall become vested with respect to the Performance Units to the extent that the performance objectives set forth in the Award Agreement are satisfied within the award period. Subject to the terms of any Award Agreement (as contemplated by Section 12 hereof), if the specified performance objectives are not satisfied within the award period, the Grantee’s rights with respect to the Performance Units shall be forfeited.

(c)	PAYMENT OF AWARDS. Subject to the terms of any Award Agreement (as contemplated by Section 12), payments to Grantees in respect of vested Performance Units shall be made within 2 weeks after the availability of audited financial statements for the award period to which such Award relates but in no event later than 2 1/2 months after the end of the period; provided, however, that prior to the vesting, payment, settlement or lapsing of any restrictions with respect to any Performance Unit intended to qualify as performance-based compensation under Section 162(m) of the Code, the Committee shall certify in writing that the applicable performance objectives have been satisfied. Such payments may be made entirely in Shares, entirely in cash, or in a combination of Shares and cash, in each case as the Committee shall determine. Except as provided in the terms of any Award Agreement (as contemplated by Section 12), if payment is made in the form of cash, the amount payable in respect of any Share shall be equal to the Fair Market Value of such Share on the last day of the award period.

(d)	TERMINATION OF EMPLOYMENT. In the event that a Grantee ceases to be employed by the Company or a Subsidiary prior to the expiration of an award period for any reason, any nonvested Performance Units previously awarded to said Eligible Participant shall be forfeited unless the Committee in its discretion determines that some part or all of said Performance Units shall continue in effect under the Plan to the extent the applicable performance objectives are satisfied within the award period.

(e)	NON-TRANSFERABILITY. No amounts payable under this Plan in respect of Performance Units shall be transferable by the Grantee otherwise than by will or by the laws of descent and distribution provided that the Grantee may designate a beneficiary to receive such amounts in the event of the Grantee’s death.

10.	LOANS.

(a)	To the extent permitted by law and at the discretion of the Committee the Company or any Subsidiary may make loans to a Grantee or Optionee in connection with the purchase of Shares pursuant to an Award or in connection with the exercise of an Option, subject to the following terms and conditions and such other terms and conditions not inconsistent with the Plan including the rate of interest, if any, as the Committee shall impose from time to time.

(b)	No loan made under the Plan shall exceed the sum of (i) the aggregate purchase price payable pursuant to the Option or Award with respect to which the loan is made plus (ii) the amount of the reasonably estimated income taxes payable by the Optionee or Grantee with respect to the Option or Award. In no event may any such loan exceed the Fair Market Value, at the date of exercise, of any such Shares.

(c)	No loan shall have an initial term exceeding ten (10) years; provided, that loans under the Plan shall be renewable at the discretion of the Committee; and provided, further, that the indebtedness under each loan shall become due and payable, as the case may be, on a date no later than (i) one (1) year after termination of the Optionee’s or Grantee’s employment due to death, retirement or Disability, or (ii) the date of termination of the Optionee’s or Grantee’s employment for any reason other than death, retirement or Disability.

(d)	Loans under the Plan may be satisfied by an Optionee or Grantee, as determined by the Committee, in cash or, with the consent of the Committee, in whole or in part by the transfer to the Company of Shares whose Fair Market Value on the date of such payment is equal to the cash amount due and payable under such loans.

(e)	A loan shall be secured by a pledge of Shares with a Fair Market Value of not less than the principal amount of the loan. After partial repayment of a loan, pledged Shares no longer required as security may, at the discretion of the Committee, be released to the Optionee or Grantee.

(f)	Every loan shall meet all applicable laws, regulations and rules of the Federal Reserve Board and any other governmental agency having jurisdiction.

11.	ADJUSTMENT UPON CHANGES IN CAPITALIZATION.

(a)	In the event of a Change in Capitalization, the Committee shall conclusively determine the appropriate adjustments, if any, to the maximum number and class of shares of stock with respect to which Options or Awards may be granted under the Plan, the number and class of shares or units as to which Options or Awards may be granted under the Plan, the number and class of shares or units as to which Options or Awards have been granted under the Plan, and the purchase price therefor, if applicable.

(b)	Any such adjustment in the Shares or other securities subject to outstanding Incentive Stock Options (including any adjustments in the purchase price) shall be made in such manner as not to constitute a modification as defined by Section 424(h)(3) of the Code and only to the extent otherwise permitted by Section 422 and 424 of the Code.

(c)	If, by reason of a Change in Capitalization, a Grantee of an Award shall be entitled to new, additional or different shares of stock, securities or Performance Units (other than rights or warrants to purchase securities), such new additional or different shares shall thereupon be subject to all of the conditions, restrictions and performance criteria which were applicable to the Shares or units pursuant to the Award prior to such Change in Capitalization.

12.	EFFECT OF CERTAIN TRANSACTIONS.

(a)	In the event of (i) a merger or consolidation or (ii) the sale or disposition of all or substantially all of the Company’s assets, the Company shall have the authority to make provision in connection with such transaction (x) for the assumption of Options or Awards theretofore granted under the Plan, or the substitution for such Options or Awards of new options or awards of the Successor Corporation, with appropriate adjustment as to the number and kind of shares and the purchase price for shares thereunder, or (y) for the surrender of outstanding Options and Awards and the payments of cash in consideration therefor at their fair market value.

(b)	Except as otherwise determined by the Committee at the time of grant of an Option or Award, upon a Change in Control (as defined below), all outstanding Options and Stock Appreciation Rights shall become vested and exercisable; all restrictions on Restricted Stock shall lapse, all performance goals shall be deemed achieved at target levels and all other terms and conditions are met; and all Performance Units shall be delivered. The Committee may, in its sole discretion, provide or agree to provide for payments in consideration for the exercise of, surrender or repurchase of an Option or Award (at such times and in such amounts determined by the Committee in its sole discretion, which amounts, in the case of a Change in Control, may be based upon the highest price per share paid in the transaction even if greater than the Fair Market Value at the time of exercise, surrender or repurchase). Any such determination by the Committee may be set forth in the applicable Option Agreement, Award Agreement or otherwise. With respect to Options and Awards intended to qualify as performance based compensation under Section 162(m) of the Code, the Committee shall set forth in the applicable Option Agreement or Award Agreement any terms as to acceleration of the exercisability or vesting of the Option or Award (including, but not limited to, acceleration upon the occurrence of a Change in Control (as defined in the applicable Option Agreement or Award Agreement)).

A “Change in Control” shall mean the occurrence of any of the following:

(i)	An acquisition (other than directly from the Company) of any Shares or other voting securities of the Company entitled to vote generally for the election of directors (the “Voting Securities”) by any “Person” (as the term “person” is used for purposes of Section 13(d) or 14(d) of the Exchange Act), immediately after which such Person has “Beneficial Ownership” (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty percent or more of the then outstanding Shares or the combined voting power of the Company’s then outstanding Voting Securities; provided, however, in determining whether a Change in Control has occurred, Shares or Voting Securities which are acquired in a Non-Control Acquisition (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A “Non-Control Acquisition” shall mean an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Company or (B) any corporation or other Person of which a majority of its voting power or its voting equity securities or equity interest is owned, directly or indirectly, by the Company (a “Subsidiary”), (ii) the Company or its Subsidiaries, (iii) any Person in connection with a Non-Control Transaction (as hereinafter defined) or (iv) an Affiliate;

(ii)	The individuals who, as of the date of this agreement, are members of the Board (the “Incumbent Board”), cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the election, or nomination for election by the Company’s stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Agreement, be considered a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the

Incumbent Board if such individual initially assumed office as a result of either an actual or threatened “Election Contest” (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a “Proxy Contest”) including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

(iii)	The consummation of:

(A)	A merger, consolidation, reorganization or other business combination with or into the Company or in which securities of the Company are issued, unless such merger, consolidation, reorganization or other business combination is a “Non-Control Transaction.” A “Non-Control Transaction” shall mean a merger, consolidation, reorganization or other business combination with or into the Company or in which securities of the Company are issued where:

(1)	the stockholders of the Company, immediately before such merger, consolidation, reorganization or other business combination own directly or indirectly immediately following such merger, consolidation, reorganization or other business combination, at least fifty percent of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation, reorganization or other business combination (the “Surviving Corporation”) in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation, reorganization, or other business combination,

(2)	the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation, reorganization or other business combination constitute at least two-thirds of the members of the board of directors of the Surviving Corporation, or a corporation beneficially directly or indirectly owning a majority of the combined voting power of the outstanding voting securities of the Surviving Corporation, and

(3)	no Person other than (i) the Company, (ii) any Subsidiary, (iii) any employee benefit plan (or any trust forming a part thereof) that, immediately prior to such merger, consolidation, reorganization or other business combination was maintained by the Company, the Surviving Corporation, or any Subsidiary, or (iv) any Person who, immediately prior to such merger, consolidation, reorganization or other business combination had Beneficial Ownership of fifty percent or more of the then outstanding Voting Securities or common stock of the Company, has Beneficial Ownership of fifty percent or more of the combined voting power of the Surviving Corporation’s then outstanding voting securities or its common stock.

(B)	A complete liquidation or dissolution of the Company; or

(C)	The sale or other disposition of all or substantially all of the assets of the Company to any Person (other than (i) any such sale or disposition that results in at least fifty percent of the Company’s assets being owned by a Subsidiary or Subsidiaries or (ii) a distribution to the Company’s stockholders of the stock of a Subsidiary or any other assets); provided, however, that no transaction or series of transactions by which Stephen W. Bershad, or any Person in which Stephen W. Bershad has Beneficial Ownership, directly or indirectly, of 25 percent of the outstanding ownership interests or voting power, acquires fifty percent or more of the then outstanding Shares or the combined voting power of the Company’s then outstanding Voting Securities shall constitute a Change in Control for purposes of this Agreement (regardless of the form of transaction or series of transactions by which such acquisition occurs (including, without limitation, any acquisition described in clause (a) hereof or any merger or other transaction described in clause (c) hereof)).

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the “Subject Person”) acquired Beneficial Ownership of more than the permitted amount of the then outstanding Shares or Voting Securities as a result of the acquisition of Shares or Voting Securities by the Company which, by reducing the number of Shares or Voting Securities then outstanding, increases the proportional number of shares Beneficially Owned by the Subject Person, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Shares or Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Shares or Voting Securities which increase the percentage of the then outstanding Shares or Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

13.	RELEASE OF FINANCIAL INFORMATION. A copy of the Company’s annual report to stockholders shall be delivered to each Optionee and Grantee at the time such report is distributed to the Company’s stockholders. Upon request, the Company shall furnish to each Optionee and Grantee a copy of its most recent annual report and each quarterly report and current report filed under the Exchange Act, since the end of the Company’s prior fiscal year.

14.	TERMINATION AND AMENDMENT OF THE PLAN.

(a)	The Plan shall terminate on August 31, 2011 and no Option or Award may be granted thereafter. The Board may sooner terminate or amend the Plan at any time, and from time to time and in any manner provided, however, that any amendment which must be approved by the stockholders of the Company in order to comply with applicable law or the rules of the NASDAQ Stock Market or, if the Common Shares are not traded under the NASDAQ Stock Market, the principal national securities exchange upon which the Common Shares are traded or quoted, will not be effective unless and until such approval has been obtained. Except as provided in Sections 11 and 12 hereof, rights and obligations under any Option or Award granted before any amendment of the Plan shall not be altered or impaired by such amendment, except with the consent of the Optionee or Grantee, as the case may be.

(b)	Neither the Board nor the Committee will, without the further approval of the shareholders of the Company, authorize the amendment of any outstanding Option or Stock Appreciation Right to reduce the purchase price of the Option or Stock Appreciation Rights, as applicable. Furthermore, no Option or Stock Appreciation Right will be cancelled and replaced with awards having a lower purchase price of the Option or Stock Appreciation Rights without further approval of the shareholders of the Company. This Section 14(a) is intended to prohibit the repricing of “underwater” Options and Stock Appreciation Rights and will not be construed to prohibit the adjustments provided for in Section 11 of this Plan.

15.	LIMITATION OF LIABILITY. As illustrative of the limitations of liability of the Company, but not intended to be exhaustive thereof, nothing in the Plan shall be construed to:

(a)	give any person any right to be granted an Option or Award other than at the sole discretion of the Committee;

(b)	give any person any rights whatsoever with respect to Shares except as specifically provided in the Plan;

(c)	limit in any way the right of the Company or a Subsidiary to terminate the employment of any person at any time; or

(d)	be evidence of any agreement or understanding, expressed or implied, that the Company or any Subsidiary will employ any person in any particular position at any particular rate of compensation or for any particular period of time.

16.	REGULATIONS AND OTHER APPROVALS; GOVERNING LAW.

(a)	This Plan and the rights of all persons claiming any interest hereunder shall be construed and determined in accordance with the laws of the State of Delaware without giving effect to the choice of law principles thereof, except to the extent that such law is preempted by federal law.

(b)	The obligation of the Company to sell or deliver Shares with respect to Options and Awards granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

(c)	Except as otherwise provided in Section 15, the Board may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority, or to obtain for Eligible Participants granted Incentive Stock Options the tax benefits under the applicable provisions of the Code and regulations promulgated thereunder.

(d)	Each Option and Award is subject to the requirement that, if at any time the Committee determines, in its absolute discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or the issuance of Shares, no Options shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions as acceptable to the Committee.

(e)	In the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended, and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act of 1933, as amended, or regulations thereunder, and the Committee may require any individual receiving Shares pursuant to the Plan, as a condition precedent to receipt of such Shares (including upon exercise of an Option), to represent to the Company in writing that the Shares acquired by such individual are acquired for investment only and not with a view to distribution.

17.	MISCELLANEOUS.

(a)	MULTIPLE AGREEMENTS. The terms of each Option or Award may differ from other Options or Awards granted under the Plan at the same time, or at some other time. The Committee may also grant more than one Option or Award to a given Eligible Participant during the term of the Plan, either in addition to, or in substitution for, one or more Options or Awards previously granted to that Eligible Participant. The grant of multiple Options and/or Awards may be evidenced by a single Agreement or multiple Agreements, as determined by the Committee.

(b)	WITHHOLDING OF TAXES. The Company shall have the right to deduct from any distribution of cash to any Optionee or Grantee an amount equal to the federal, state and local income taxes and other amounts required by law to be withheld with respect to any Option or Award. Notwithstanding anything to the contrary contained herein, if any Optionee or Grantee is entitled to receive Shares upon exercise of an Option or pursuant to an Award, the Company shall have the right to require such Optionee or Grantee, prior to the delivery of such Shares, to pay to the Company the amount of any federal, state or local income taxes and other amounts which the Company is required by law to withhold.

(c)	DESIGNATION OF BENEFICIARY. Each Optionee and Grantee may, with the consent of the Committee, designate a person or persons to receive in the event of his/her death, any Option or Award or any amount payable pursuant thereto, to which he/she would then be entitled. Such designation will be made upon forms supplied by and delivered to the Company and may be revoked by the Optionee or Grantee in writing. If an Optionee or Grantee fails effectively to designate a beneficiary, then his/her estate will be deemed to be the beneficiary.

18.	INTERPRETATION.

(a)	RULE 16B-3. The Plan is intended to comply with Exchange Act Rule 16b-3 and the Committee shall interpret and administer the provisions of the Plan or any Option Agreement or Award Agreement in a manner consistent therewith. Any provisions inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan. The Board is authorized to amend the Plan and to make any such modifications to Option Agreements or Award Agreements to comply with Exchange Act Rule 16b-3, as it may be amended from time to time, and to make any other such amendments or modifications deemed necessary or appropriate to better accomplish the purposes of the Plan in light of any amendments made to Exchange Act Rule 16b-3.

(b)	SECTION 162(M) OF THE CODE. Unless otherwise expressly stated in the relevant Option Agreement or Award Agreement, each Option, Stock Appreciation Right and Performance Unit granted under the Plan to a named executive officer of the Company is intended to be performance-based compensation within the meaning of Section 162(m)(4)(c) of the Code (except that, upon a Change in Control (as defined in the applicable Option Agreement or Award Agreement), payment of an Option or Award to an Eligible Participant who remains a “covered employee” with respect to such payment within the meaning of Section 162(m)(3) of the Code may not qualify as performance-based compensation). The Committee shall not be entitled to exercise any discretion otherwise authorized hereunder with respect to such Options and Awards if the ability to exercise such discretion or the exercise of such discretion itself would cause the compensation attributable to such Options and Awards to fail to qualify as performance-based compensation. Notwithstanding anything to the contrary in the Plan, the provisions of the Plan may at any time be bifurcated by the Board or the Committee in any manner so that certain provisions of the Plan or any Option or Award intended (or required in order) to satisfy the applicable requirements of Section 162(m) of the Code are only applicable to persons whose compensation is subject to Section 162(m).

19.	EFFECTIVE DATE. The effective date of the Plan shall be the date of its adoption by the Board, subject only to the approval by the affirmative vote of a majority of the votes eligible to be cast at a meeting of stockholders of the Company to be held within twelve (12) months of such adoption.

20.	AWARD AND OPTION GRANTS TO NON-EMPLOYEE DIRECTORS.

(a)	The Board may, from time to time, upon such terms and conditions and in such amounts as it may determine, authorize the granting to Non-Employee Directors Options to purchase shares of Common Stock, SARs, Restricted Stock and Performance Units. Each grant of an Award to a Non-Employee Director will be upon such terms and conditions as approved by the Board. If a Non-Employee Director subsequently becomes an employee of the Company or a Subsidiary while remaining a member of the Board, any Award or Option held under the Plan by such individual at the time of such commencement of employment will not be affected thereby.

(b)	TERMINATION OF DIRECTORSHIP.

(i)	In the event that an Optionee ceases to be a Non-Employee Director of the Company, any outstanding Options held by such Optionee shall terminate as follows:

(A)	If the Optionee’s termination of directorship is due to his death or Disability, the Option (to the extent exercisable at the time of the Optionee’s termination of directorship) shall be exercisable for a period of one (1) year following such termination of directorship, and shall thereafter terminate;

(B)	If the Optionee’s termination of directorship is by the Company for Cause, the Option shall terminate on the date of the Optionee’s termination of directorship;

(C)	If the Optionee’s directorship terminates for any other reason, the Option (to the extent exercisable at the time of the Optionee’s termination of directorship) shall be exercisable for a period of ninety (90) days following such termination of directorship, and shall thereafter terminate; and

(D)	If the Optionee’s directorship terminates under circumstances described in paragraph (iii) above, and the Optionee dies prior to the permissible period of exercise for any outstanding Option then held by the Optionee, the Option (to the extent exercisable at the time of the Optionee’s termination of directorship) shall be exercisable for a period of one (1) year following the Optionee’s death, and shall thereafter terminate.

(ii)	In the event that a Grantee ceases to be a Non-Employee Director of the Company, all Shares of Restricted Stock with respect to which restrictions have not lapsed shall be resold by the Grantee to the Company at the same price, if any, paid by the Grantee for such Shares or shall be forfeited and automatically transferred to and reacquired by the Company at no cost to the Company if no purchase price had been paid for such Shares.

(iii)	In the event that a Grantee ceases to be a Non-Employee Director of the Company prior to the expiration of an award period for any reason, any nonvested Performance Units previously awarded to said Eligible Participant shall be forfeited unless the Committee in its discretion determines that some part or all of said Performance Units shall continue in effect under the Plan to the extent the applicable performance objectives are satisfied within the award period.

COMPLIANCE WITH SECTION 409A OF THE CODE. To the extent applicable, it is intended that this Plan and any grants made hereunder comply with the provisions of Section 409A of the Code. The Plan and any grants made hereunder shall be administered in a manner consistent with this intent, and any provision that would cause the Plan or any grant made hereunder to fail to satisfy Section 409A of the Code shall have no force and effect until amended to comply with Section 409A of the Code (which amendment may be retroactive to the extent permitted by Section 409A of the Code and may be made by the Company without the consents of Participants). Any reference in this Plan to Section 409A of the Code will also include any proposed, temporary or final regulations, or any other guidance, promulgated with respect to such Section by the U.S. Department of the Treasury or the Internal Revenue Service.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE PROPOSALS.	Please Mark Here for Address Change or Comments	☐

SEE REVERSE SIDE
	Please mark your votes as indicated in this example	☒

					FOR	AGAINST	ABSTAIN
1.	Election of Directors	FOR all nominees listed to the left (except as marked to the contrary to the left) ☐	WITHHOLD AUTHORITY to vote for all nominees listed to the left ☐	2.	Approval of an amendment to the Company’s Amended and Restated Long-Term Incentive Plan. ☐	☐	☐
	Nominees for election by holders of Common Stock:
	01 Stephen W. Bershad, 02 Anthony J. Fiorelli, Jr., 03 Eliot M. Fried, 04 Richard F. Hamm, Jr., and 05 Robert G. Stevens			3.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.
					I plan to attend the meeting.	☐
Instruction: TO WITHHOLD AUTHORITY to vote for one or more nominees listed above, write the name of the nominee(s) in the space provided below.					PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature	Signature	Dated	, 2007
Please sign exactly as name appears above. When shares are held by joint tenants, both should sign.When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If partnership, please sign in partnership name by authorized person.
▲ FOLD AND DETACH HERE ▲

WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING,
BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

INTERNET http://www.proxyvoting.com/axys-esop Use the internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	TELEPHONE 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.
To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.melloninvestor.com/isd where step-by-step instructions will prompt you through enrollment.

You can view the Annual Report and Proxy Statement
on the internet at www.axsys.com

AXSYS TECHNOLOGIES, INC.
ANNUAL MEETING OF STOCKHOLDERS — May 10, 2007
VOTING INSTRUCTIONS
This Proxy is Solicited by the Board of Directors

     The undersigned hereby authorizes and directs Fidelity Investments Institutional Services Company, Inc., as trustee (the “Trustee”) of Axsys Technologies, Inc. Employees Retirement Savings Plan to vote for the undersigned, in person or by proxy, as herein stated at the Annual Meeting of Stockholders of Axsys Technologies, Inc. (the “Company”) to be held at the Hartford Marriott Rocky Hill at Corporate Ridge, 100 Capital Boulevard, Rocky Hill, Connecticut, on the 10th day of May 2007, at 10:00 a.m., and any adjournment thereof, all shares of Common Stock of the Company allocated to the account of the undersigned under such plan, on the proposals set forth on the reverse side hereof and in accordance with the Trustee’s discretion on any other matters that may properly come before the meeting or any adjournments or postponement thereof. The undersigned hereby acknowledges receipt of the Notice and Proxy Statement.

     This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted “FOR” ALL NOMINEES FOR DIRECTOR AND WILL BE VOTED “FOR” PROPOSAL 2.

(Continued, and to be dated and signed, on reverse side)

Address Change/Comments (Mark the corresponding box on the reverse side)

▲ FOLD AND DETACH HERE ▲

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE PROPOSALS.	Please Mark Here for Address Change or Comments	☐

SEE REVERSE SIDE
	Please mark your votes as indicated in this example	☒

					FOR	AGAINST	ABSTAIN
1.	Election of Directors	FOR all nominees listed to the left (except as marked to the contrary to the left) ☐	WITHHOLD AUTHORITY to vote for all nominees listed to the left ☐	2.	Approval of an amendment to the Company’s Amended and Restated Long-Term Incentive Plan. ☐	☐	☐
	Nominees for election by holders of Common Stock:
	01 Stephen W. Bershad, 02 Anthony J. Fiorelli, Jr., 03 Eliot M. Fried, 04 Richard F. Hamm, Jr., and 05 Robert G. Stevens			3.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.
					I plan to attend the meeting.	☐
Instruction: TO WITHHOLD AUTHORITY to vote for one or more nominees listed above, write the name of the nominee(s) in the space provided below.					PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature	Signature	Dated	, 2007
Please sign exactly as name appears above. When shares are held by joint tenants, both should sign.When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If partnership, please sign in partnership name by authorized person.
▲ FOLD AND DETACH HERE ▲

WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING,
BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

INTERNET http://www.proxyvoting.com/axys Use the internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	TELEPHONE 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.
To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.melloninvestor.com/isd where step-by-step instructions will prompt you through enrollment.

You can view the Annual Report and Proxy Statement
on the internet at www.axsys.com

AXSYS TECHNOLOGIES, INC.
ANNUAL MEETING OF STOCKHOLDERS — May 10, 2007
PROXY
This Proxy is Solicited by the Board of Directors

     The undersigned hereby appoints Stephen W. Bershad and David A. Almeida, and each of them, the attorneys and proxies of the undersigned (each with power to act without the other and with power of substitution) to vote, in accordance with the terms of this proxy, all shares of Common Stock of Axsys Technologies, Inc., which the undersigned may be entitled to vote at the Annual Meeting of Stockholders to be held at the Hartford Marriott Rocky Hill at Corporate Ridge, 100 Capital Boulevard, Rocky Hill, Connecticut, on the 10th day of May 2007, at 10:00 a.m., and any adjournment or postponement thereof, upon all matters which may properly come before said meeting.

      This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted “FOR” ALL NOMINEES FOR DIRECTOR AND WILL BE VOTED “FOR” PROPOSAL 2.

(Continued, and to be dated and signed, on reverse side)

Address Change/Comments (Mark the corresponding box on the reverse side)

▲ FOLD AND DETACH HERE ▲